TIAA-CREF Funds	Statement of Additional Information

TIAA-CREF Funds

MARCH 1, 2022 (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund)
AUGUST 1, 2021, AS SUPPLEMENTED MARCH 1, 2022 (with respect to all other Fixed-Income Funds and the Real Estate Securities Fund)

Tickers
	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W

Equity Funds
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	TRIWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	THCWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—
Quant International Small-Cap Equity Fund	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Quant Small-Cap Equity Fund	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX
Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	TRHWX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	TISWX

Fixed-Income Funds
Bond Index Fund	TBIIX	TBIAX	TBIPX	TBIRX	TBILX	TBIWX
Core Bond Fund	TIBDX	TIBHX	TIDPX	TIDRX	TIORX	TBBWX
Core Impact Bond Fund	TSBIX	TSBHX	TSBPX	TSBBX	TSBRX	—
Core Plus Bond Fund	TIBFX	TCBHX	TBPPX	TCBRX	TCBPX	TCBWX
5–15 Year Laddered Tax-Exempt Bond Fund	TITIX	TIXHX	—	—	TIXRX	—
Green Bond Fund	TGRNX	TGRKX	TGRLX	TGRMX	TGROX	—
High-Yield Fund	TIHYX	TIHHX	TIHPX	TIHRX	TIYRX	TIHWX
Inflation-Linked Bond Fund	TIILX	TIIHX	TIKPX	TIKRX	TCILX	TIIWX
Short Duration Impact Bond Fund	TSDJX	TSDHX	TSDFX	TSDDX	TSDBX	—
Short-Term Bond Fund	TISIX	TCTHX	TSTPX	TISRX	TCTRX	TCTWX
Short-Term Bond Index Fund	TNSHX	TTBHX	TPSHX	TESHX	TRSHX	TTBWX
Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX
Money Market Fund	TCIXX	TMHXX	TPPXX	TIEXX	TIRXX	TMWXX

Real Estate Securities Fund
Real Estate Securities Fund	TIREX	TIRHX	TRRPX	TRRSX	TCREX	—

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the (i) TIAA-CREF Funds’ prospectuses, dated March 1, 2022, as supplemented (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund); and (ii) TIAA-CREF Funds’

prospectuses, dated August 1, 2021, as subsequently supplemented (with respect to the Real Estate Securities Fund and all Fixed-Income Funds other than the Emerging Markets Debt Fund and International Bond Fund) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877-518-9161.

This SAI describes 36 Funds. Each Fund offers Institutional Class and Advisor Class shares. Certain of the Funds also offer other share classes, such as Premier Class, Retirement Class, Retail Class and/or Class W shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended October 31, 2021 (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund) and March 31, 2021 (with respect to the Fixed-Income Funds and the Real Estate Securities Fund, other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2021 and March 31, 2021. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling 877-518-9161.

Table of contents

Investment objectives, policies, restrictions and risks 4

Disclosure of portfolio holdings 43

Management of the Trust 45

Proxy voting policies 53

Principal holders of securities 54

Investment advisory and other services 83

Underwriter and other service providers 88

Personal trading policy 88

Information about the Funds’ portfolio management 89

About the Trust and the shares 95

Pricing of shares 102

Tax status 103

Brokerage allocation 109

Legal matters 114

Experts 114

Financial statements 114

Appendix A: TIAA policy statement on responsible investing 115

TIAA-CREF Funds  ■  Statement of Additional Information     3

Investment objectives, policies, restrictions and risks

The following discussion of investment objectives and policies supplements the Prospectus descriptions of the investment objective and principal investment strategies of the 36 Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the 5–15 Year Laddered Tax-Exempt Bond Fund, the investment objective of each Fund as described in its Prospectus, and its non-fundamental investment restrictions as described in “Investment policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund, other than the Large-Cap Growth Fund, is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. However, the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, Bond Index Fund and Short-Term Bond Index Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of their benchmark indices. Therefore, these Funds have a different diversification-related policy than the other Funds as noted in Restriction #8 below. The Large-Cap Growth Fund is classified as “non-diversified” within the meaning of the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Investment in a “non-diversified” fund, such as the Large-Cap Growth Fund, may involve greater risk than investment in a “diversified” fund because losses resulting from an investment in a single issuer may represent a larger portion of the total assets of a non-diversified fund. When formed, the Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, the Fund has historically operated as a “diversified” fund and, by operation of Rule 13a-1 under the 1940 Act, the Fund’s classification has changed from “non-diversified” to “diversified.” The Fund will not resume operation as a “non-diversified” fund without first obtaining shareholder approval. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

The International Bond Fund may pursue its investment objective by investing in its wholly owned subsidiary, TIAA-CREF International Bond Fund Offshore Limited (the “Subsidiary”), which is a Cayman Islands exempted company. The International Bond Fund invests in the Subsidiary to obtain exposure to certain Regulation S securities not eligible for investment by the International Bond Fund until the expiration of the applicable Regulation S security restricted period. The Subsidiary is advised by Teachers Advisors, LLC (“Advisors”), has the same investment objective as the International Bond Fund, and is subject to the same investment policies and restrictions that apply to the management of the International Bond Fund (except that the Subsidiary may invest without limitation in Regulation S securities). The International Bond Fund and the Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Subsidiary, the International Bond Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those held by the International Bond Fund and are subject to the same risks that apply to similar investments if held directly by the International Bond Fund. See the International Bond Fund’s Prospectus and the section titled “Investment in a Wholly Owned Subsidiary” below for a more detailed discussion of the Subsidiary.

Unless otherwise noted, each of the following investment policies and risk considerations applies to each Fund.

Fundamental policies

Except as noted, the following restrictions are fundamental policies of each Fund:

1. The Fund will not issue senior securities except as permitted by law.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in Restriction #7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Fund will not purchase real estate or mortgages directly.

5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4     Statement of Additional Information  ■  TIAA-CREF Funds

Restriction #8 is a fundamental policy of each Fund other than the Large-Cap Growth Fund:

8. With respect to each of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, Bond Index Fund and Short-Term Bond Index Fund, the Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer, except as may be necessary to approximate the composition of its benchmark index.

 With respect to each other Fund, the Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

Restrictions #9 and #10 are fundamental policies of the 5–15 Year Laddered Tax-Exempt Bond Fund only:

9. The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

10. Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

11. The Fund (other than the Real Estate Securities Fund) will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate sector.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

Non-Equity Investments of the Equity and Real Estate Securities Funds. The Equity Funds and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as held by money market funds, as well as other short-term instruments. These other instruments are the same type of instruments a money market fund may hold, but they have longer maturities than the instruments allowed in money market funds, or otherwise do not meet the requirements for “Eligible Securities” (as defined in Rule 2a-7 under the 1940 Act).

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in investment-grade debt securities similar to those the Core Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements, except that such instruments will not be subject to the Social Choice Equity Fund’s, Social Choice International Equity Fund’s and Social Choice Low Carbon Equity Fund’s environmental, social and governance (“ESG”) criteria.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. The Funds may take temporary defensive positions. During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact a Fund’s performance.

Credit Facility and Inter-Fund Borrowing and Lending. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”),

TIAA-CREF Funds  ■  Statement of Additional Information     5

TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the credit facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value (“NAV”) in response to market changes.

Additionally, the Securities and Exchange Commission (“SEC”) has granted an exemptive order (the “Order”) permitting the Funds to participate in an inter-fund lending facility whereby the participating Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCLF and VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in the Inter-Fund Program, and each such account or series is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). The Board has approved the Funds’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Taxable Securities Purchased by the 5–15 Year Laddered Tax-Exempt Bond Fund. Under normal conditions, the 5–15 Year Laddered Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

Additional Risks Resulting From Market or Other Events and Government Intervention in Financial Markets. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s service providers, including Advisors, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund.

The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and related variants has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and

6     Statement of Additional Information  ■  TIAA-CREF Funds

reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and have negatively affected the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, includes disruption of or negative effects on the economies of many nations or the entire global economy, a decline in the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illness, such as COVID-19, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of COVID-19 or other infectious illness outbreaks, epidemics or pandemics that may arise in the future could lead to significant economic downturns or recessions in economies throughout the world.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lowering of interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provides approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provides for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments. As discussed elsewhere in this SAI, during periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility.

Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of a Fund, the issuers thereof or Teachers Insurance and Annuity Association of America (“TIAA”) (or their affiliates). It is unclear whether such calls for change will continue due to the COVID-19 outbreak, or whether additional or different calls for change will arise due to the COVID-19 outbreak. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio holdings, as well as potentially higher portfolio turnover and related transaction costs. Advisors will monitor developments and seek to manage each Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. For example, any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy, which in turn could adversely affect the Fund’s investments. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Investors should be aware that current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world significantly heighten the risks identified below compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Illiquid Investments. The Funds have implemented a written liquidity risk management program (the “Liquidity Risk Program”), as required by applicable SEC regulation, reasonably designed to assess and manage the Funds’ liquidity risk. As a

TIAA-CREF Funds  ■  Statement of Additional Information     7

result of its designation as Liquidity Risk Program administrator by the Board, Advisors is also responsible for determining the liquidity of investments held by each Fund. The Funds may invest up to 15% of their net assets (5% of total assets in the case of the Money Market Fund), measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. The Funds may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact a Fund’s performance. The regulations adopted by the SEC may limit a Fund’s ability to invest in illiquid investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the 5–15 Year Laddered Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the 5–15 Year Laddered Tax-Exempt Bond Fund.

Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the Funds’ Liquidity Risk Program. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted. The Board of Trustees has designated Advisors to determine the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Small and Medium Capitalization Companies. Some Funds may invest in common stocks of issuers with small or medium market capitalizations. An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Initial Public Offerings (“IPOs”). Some Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the portfolio turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including a Fund) can be affected by substantial dilution in the value of the IPO issuer’s shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). Advisors intends to use options and futures contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs; (vii) seeking to simulate an investment in equity or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

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There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds (other than the Money Market Fund) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

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There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The Funds (other than the Money Market Fund) may also use futures contracts, options on futures contracts and swaps as hedging techniques, to manage their cash flow more effectively and to seek to increase total return. These instruments will, however, only be used in accordance with certain CFTC exemptive provisions that permit Advisors to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to the Funds. Advisors has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator with regard to the Funds. If the exclusion becomes unavailable, a Fund may incur additional expenses.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Fund to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that will require the Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets under current regulatory requirements. See “Segregated Accounts” below.

Participatory Notes. Some of the Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance

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results of participatory notes will not replicate exactly the performance of the issuers or markets that the participatory notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

Master Limited Partnerships. Some of the Funds may invest in equity securities issued by master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

There are certain tax risks associated with investments in MLPs. The benefit derived from an investment in an MLP is largely dependent on the MLP being treated as a partnership for federal income tax purposes. A change to current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes. If an MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income. This would reduce the amount of cash available for distribution by the MLP, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund. Additionally, since MLPs generally conduct business in multiple states, a Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a Fund’s return on its investment in MLPs.

Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions, and MLPs may have limited financial resources. Securities of MLPs may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than common shares of larger or more broadly-based companies. A Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLP invests. MLPs are generally considered interest rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

Royalty Trust. Some of the Funds may invest in publicly-traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Private Investments in Public Equity. Some of the Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Special Purpose Acquisition Companies. Some of the Funds may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years) or the SPAC will liquidate. A Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPES offering. See “Private Investments in Public Equity” above for information about PIPES offerings.

Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. Government securities, money market securities and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a

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profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs such as a Fund may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

The private companies that SPACs acquire are often unseasoned and lack a trading history, a track record of reporting to investors and widely available research coverage. Securities of SPAC-derived companies are thus subject to extreme price volatility and speculative trading. In addition, the ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing even greater price volatility and possible downward pressure during the time that locked-up shares are released.

Debt instruments generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative, and during such periods, a Fund may not be able to maintain a positive yield or yields on par with historical levels. Changes in interest rates, among other factors, may also adversely affect the liquidity of a Fund’s fixed-income investments. The risks associated with rising interest rates are heightened given the recent low interest rate environment.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Funds’ investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ

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in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or instrumentality’s securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until all litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Funds. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations. Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s NAV. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

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Any debt instrument, no matter its initial rating, may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than would be the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds (other than the Money Market Fund) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

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Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A Fund (other than the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

LIBOR is an average interest rate, determined by the Intercontinental Exchange Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. The United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”) had originally announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicated that it would be possible that certain LIBOR tenors (maturities) could, and certain LIBOR tenors in fact, continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, as of the date of this SAI, it is not possible to predict the effect of the establishment of any replacement rates or any other reforms to LIBOR. The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Various pending legislative proposals, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law. Any such effects, as well as other unforeseen effects, could result in losses to a Fund.

Loan Participations and Assignments; Direct Loans. Certain Funds may purchase participations and/or assignments in commercial loans. Such investments may be secured or unsecured and may pay interest at fixed or floating rates. Loan participations and assignments involve special types of risk, including interest rate risk, liquidity risk and the risks of being a lender.

Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

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Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on Advisors’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Consequently, some loans may be difficult or impossible to dispose of readily at what Advisors believes to be a fair price. In addition, valuation of illiquid loans involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of loans develops, the liquidity of these instruments is expected to improve. However, from time to time, loans may be illiquid. Investment in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Certain Funds may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in loan participations and assignments to achieve capital appreciation, rather than to seek income.

For purposes of limits on a Fund’s total assets invested in any one issuer and the amount of a Fund’s total assets that are invested in issuers within the same industry, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans are not traded on an exchange or similar market but through a secondary market comprised of dealers and other institutional participants. Loans are generally subject to extended settlement periods and may take more than seven days to settle. During this period, a Fund may seek other sources of liquidity including the use of an overdraft facility with the Funds’ custodian or by borrowing under a credit agreement to which the Funds are parties.

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Certain loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

To the extent permitted by applicable law, a Fund may also make one or more direct loans, which may be secured or unsecured, to a commercial borrower (each, a “Direct Loan”). To the extent it makes a Direct Loan, a Fund would negotiate the terms of such Direct Loan with the borrower pursuant to a private transaction. The Fund will base its determination of whether or not to make a Direct Loan on, among other factors, Advisors’ assessment of the borrower’s creditworthiness, as well as any collateral received by the Fund or recourse available to the Fund in the event of untimely or non-payment of interest and repayment of principal to the Fund. By making one or more Direct Loans, a Fund would be exposed to the risk that the borrower will default or become insolvent. In such instances, the Fund may lose money. Direct Loans also expose a Fund to liquidity and interest rate risk. Direct Loans are not publicly traded, may not have a secondary market, and may be illiquid. The absence of a secondary market may impact a Fund’s ability to sell and/or value its Direct Loans. A Fund’s performance with respect to a Direct Loan will depend, in part, on the Fund’s (or Advisors’, on the Fund’s behalf) ability to negotiate advantageous terms with a borrower.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of a Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, have lower overall liquidity and be more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In response to recent volatility and economic uncertainty, the U.S. Government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, as of the date of this SAI, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. Negative interest rates may become more prevalent among foreign (non-U.S.) issuers, and potentially within the U.S., and a period of low (including negative) interest rates could persist for a sustained period. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

A number of factors may contribute to debt instruments trading at a negative yield. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets, rules-based investment strategies, capital preservation, reduced volatility, or decreased investment opportunities. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, it is expected that investors may seek to reallocate assets to other income-producing assets such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Convertible Securities. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefiting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion

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or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by a Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen a Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment-grade and are subject to the risks of high-yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in a Fund losing a portion or all of its investment in such securities. In addition, a Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Core Impact Bond Fund, Social Choice Equity Fund, Social Choice International Equity Fund and Social Choice Low Carbon Equity Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in which a Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

Mortgage Pass-Through Securities. Some of the Funds may invest in mortgage pass-through securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and

20     Statement of Additional Information  ■  TIAA-CREF Funds

principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Under the direction of FHFA, GNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform Mortgage-Backed Security (the “Single Security Initiative”), which would generally align the characteristics of FNMA and FHLMC certificates. The Single Security Initiative launched in June 2019, and is intended to maximize liquidity for both FNMA and FHLMC mortgage-backed securities in the TBA market. While the initial effects of the issuance of a uniform Mortgage-Backed Security on the market for mortgage-related securities have been relatively minimal, the long-term effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate

TIAA-CREF Funds  ■  Statement of Additional Information     21

performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Other investment policies

Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities. The Funds may lend their securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. Any borrower of a Fund’s portfolio securities must maintain acceptable collateral, marked to market daily, with the Fund’s custodian (or a sub-custodian or a special “tri-party” custodian). In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. Investment of cash collateral in a fund that qualifies as a “government money market fund” will not be subject to any applicable ESG criteria of a Fund. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer a loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the borrower or Agent may default on its contractual obligations to the Fund. Each Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by a Fund for securities loaned

22     Statement of Additional Information  ■  TIAA-CREF Funds

out by the Fund will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction. Each Agent is authorized to engage a third-party bank as a special “tri-party” custodian for securities lending activities and enter into a separate custodian undertaking with each applicable borrower under the Funds’ securities lending program.

During the fiscal year ended October 31, 2021, the Agent for each applicable Fund provided various services to the Fund, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Fund at loan termination.

For the fiscal year ended October 31, 2021 for the following Funds, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Fund in existence during the period:

			Fees and/or compensation for securities lending activities and related services

	Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Emerging Markets Equity Fund	$796,898	$63,139	$7,642		$—	$—	$17	$—	$70,798	$726,100
	Emerging Markets Equity Index Fund	1,271,178	100,615	13,141		—	—	344	—	114,100	1,157,078
	Equity Index Fund	2,575,812	203,160	36,293		—	—	17	—	239,470	2,336,342
	Growth & Income Fund	820,764	65,059	7,525		—	—	—	—	72,584	748,180
	International Equity Fund	594,452	47,204	4,373		—	—	25	—	51,602	542,850
	International Equity Index Fund	1,855,124	146,713	20,114		—	—	1,097	—	167,924	1,687,200
	International Opportunities Fund	1,430,505	113,720	8,636		—	—	374	—	122,730	1,307,775
	Large-Cap Growth Fund	1,597,241	127,220	6,995		—	—	—	—	134,215	1,463,026
	Large-Cap Growth Index Fund	373,504	29,573	3,836		—	—	—	—	33,409	340,095
	Large-Cap Value Index Fund	527,097	41,828	4,252		—	—	—	—	46,080	481,017
	Mid-Cap Growth Fund	1,715,155	136,552	8,224		—	—	35	—	144,811	1,570,344
	Mid-Cap Value Fund	6,776	534	102		—	—	—	—	636	6,140
	Quant International Small-Cap Equity Fund	790,986	62,902	4,579		—	—	132	—	67,613	723,373
	Quant Small-Cap Equity Fund	1,284,526	101,666	13,697		—	—	—	—	115,363	1,169,163
	Quant Small/Mid-Cap Equity Fund	359,965	28,606	2,393		—	—	—	—	30,999	328,966
	Small-Cap Blend Index Fund	3,224,810	254,279	46,318		—	—	—	—	300,597	2,924,213
	Social Choice Equity Fund	748,575	59,260	7,826		—	—	—	—	67,086	681,489
	Social Choice International Equity Fund	96,260	7,633	801		—	—	48	—	8,482	87,778
	Social Choice Low Carbon Equity Fund	47,989	3,808	385		—	—	—	—	4,193	43,796
	S&P 500 Index Fund	37,917	2,968	819		—	—	—	—	3,787	34,130
	Emerging Markets Debt Fund	29,483	2,138	2,762		—	—	—	—	4,900	24,583
	International Bond Fund	2,551	184	253		—	—	—	—	437	2,114

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

For the fiscal year ended March 31, 2021 for the following Funds, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Fund in existence during the period:

TIAA-CREF Funds  ■  Statement of Additional Information     23

			Fees and/or compensation for securities lending activities and related services

	Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Bond Index Fund	$5,744	$315	$1,742		$—	$—	$60	$—	$2,117	$3,627
	Core Bond Fund	14,706	1,073	1,299		—	—	—	—	2,372	12,334
	Core Impact Bond Fund	1,463	40	965		—	—	—	—	1,005	458
	Core Plus Bond Fund	32,140	2,485	1,075		—	—	—	—	3,560	28,580
	High-Yield Fund	16,368	1,210	1,240		—	—	—	—	2,450	13,918
	Inflation-Linked Bond Fund	798	57	85		—	—	—	—	142	656
	Short Duration Impact Bond Fund	1	—	1		—	—	—	—	1	—
	Short-Term Bond Fund	5,028	358	558		—	—	—	—	916	4,112
	Short-Term Bond Index Fund	240	—	240		—	—	—	—	240	—

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the

24     Statement of Additional Information  ■  TIAA-CREF Funds

return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and, under current regulatory requirements, an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. Under current regulatory requirements, to the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.

In addition to other swap transactions, certain Funds may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other CDS or CDX transactions. In addition, there may be disputes between the buyer and seller of a CDS agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. The Funds (other than the Money Market Fund) may engage in swap transactions to hedge or manage the risks associated with assets held in, or to

TIAA-CREF Funds  ■  Statement of Additional Information     25

facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund, to manage their cash flow more efficiently and to seek to increase total return.

Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, under current regulatory requirements, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Under Rule 18f-4, a registered investment company’s derivatives exposure is limited through a value-at-risk test and the Rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) would not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 will be required in August 2022. As the Funds come into compliance with Rule 18f-4, the Funds’ approach to asset segregation and coverage requirements will be impacted because, in connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments, effective as of the compliance date for the Rule. Rule 18f-4 could limit a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) while relying on Rule 12d1-4 to invest in other investment companies, such Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, certain Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund. ETFs used for cash management purposes will not be subject to the Social Choice Equity Fund’s, Social Choice International Equity Fund’s and Social Choice Low Carbon Equity Fund’s ESG criteria, but may be subject to other ESG criteria.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income

26     Statement of Additional Information  ■  TIAA-CREF Funds

securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by a Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental policies” above.

Currency transactions

The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To manage the impact of such factors on NAVs, the Funds (other than the Money Market Fund) may engage in foreign currency transactions in connection with their investments in foreign securities.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of

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portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to rollover the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

Foreign currency transactions may also be used for non-hedging purposes and involve complex transactions with risks in addition to direct investments in securities or currencies, including leverage risk and the risks associated with derivatives in general, currencies and investments in foreign and emerging markets. Certain Funds may use foreign currency derivatives to gain or adjust exposure to currencies and securities markets or attempt to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency derivatives may sometimes increase or leverage a Fund’s exposure to a particular market risk. Successful use of foreign currency transactions by a Fund depends upon the ability of Advisors to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities or currencies. If the expectations of Advisors are not met, a Fund may be in a worse position than if a foreign currency transaction had not been pursued.

Real estate securities

As described more fully in its Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). Certain other Funds may also invest in REITs and other real estate-related securities. An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to local, regional, national and global economic conditions, the availability of and economic cost associated with financing properties, overbuilding and increased competition, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, overconcentration of properties by geography, sector or tenant mix, changes in zoning laws, casualty or condemnation losses, limitations on rents, tenant defaults, changes in neighborhood values or the appeal of properties to tenants, fluctuation in property values due to geographically specific health issues, leveraging of interests in real estate, uninsured losses at properties due to terrorism, natural disasters or acts of violence, and costs resulting from the cleanup of environmental problems.

REIT-Related Risks. REITs will generally not be liable for federal corporate income taxes as long as they continue to distribute no less than 100% of their taxable income, and meet certain Code requirements. To maintain REIT status, a REIT must distribute at least 90% of its taxable income each year and satisfy certain asset diversification and income tests.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Moreover, changes in consumer behavior that affect the use of commercial spaces could negatively impact the value of properties underlying certain REITs. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are

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also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment discussed above, or failing to meet other applicable regulatory requirements. The value of a REIT may be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, a Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses, certain of the Funds (but especially the Emerging Markets Debt Fund, Emerging Markets Equity Fund, Emerging Markets Equity Index Fund, International Bond Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, Quant International Small-Cap Equity Fund and Social Choice International Equity Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies have lower overall liquidity and are more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such

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countries (especially emerging market countries) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund, Emerging Markets Equity Index Fund and Emerging Markets Debt Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which could affect a Fund’s ability to evaluate potential portfolio companies; (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; (xiv) limited legal remedies for investors in emerging markets (including derivative litigation) and a limited ability of U.S. authorities (e.g., SEC and U.S. Department of Justice) to bring actions against bad actors; and (xv) heavy reliance on exports that may be severely affected by global economic downturns. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could

30     Statement of Additional Information  ■  TIAA-CREF Funds

significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

Investment in Canada. The United States is Canada’s largest trading partner and foreign investor, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (“USMCA”) has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada’s economic outlook and the value of a Fund’s investments in Canada. Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union (“EU”) producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or EU economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The EU is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank and, as a result, EMU member states are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU’s economy is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states.

In addition, many EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run

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the risk of default on their debt, possible bailout by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Certain of the larger European economies have shown limited signs of recovery from the 2008–2009 worldwide economic downturn; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses and doubts about the sustainability of the EMU. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the future.

Further, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the UK voted to leave the EU. On January 31, 2020, the UK withdrew from the EU. Negotiators representing the UK and EU signed a trade agreement on December 30, 2020 on the terms governing certain aspects of the EU’s and UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). The TCA became effective May 1, 2021 and many aspects of the UK-EU trade relationship remain subject to further negotiation. Nothwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, and the framework will likely continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. It is not possible to anticipate the longer term impact to the economic, legal, political, regulatory and social framework that will result from any agreements between the UK and the EU. The effects will depend, in part, on whether the UK is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. In addition, such agreements may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time.

The impact of the UK’s withdrawal on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK’s withdrawal from the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union and may cause additional market disruption globally and introduce new legal and regulatory uncertainties. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The UK’s withdrawal could result in lower growth for companies in the UK, EU and globally, which could have an adverse effect on the value of a Fund’s investments. A Fund may make investments in the UK (during the transition period and afterwards), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU and may have an adverse effect on the Fund’s performance. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK’s withdrawal.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures. As a result of events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions. Eastern European markets will be significantly affected by the fiscal and monetary controls of the EMU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

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Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Investment in Saudi Arabia. The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. Investments in Saudi Arabia are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.

Saudi Arabian issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.

The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a Fund.

A Fund’s ability to invest in Saudi Arabian securities depends on the ability of Advisors and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of Advisors or a Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies that would be detrimental to the interests of foreign investors.

Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

There is little long-term historical data on the Russian securities market because it is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

The United States and the regulatory bodies of certain other countries, as well as the EU, imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian corporate entities. The United States enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions. The EU could also broaden, strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, could impair a Fund’s ability to invest in securities it views as attractive investment opportunities or to sell securities or other financial

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instruments as needed to meet shareholder redemptions. Such sanctions may result in the decline of the value and liquidity profile of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, or impair the market for depositary receipts tied to such securities. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities. Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is becoming well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn and the effects of the COVID-19 pandemic weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements.

For example, USMCA has facilitated economic and financial integration among the United States, Canada and Mexico. However, any disruption and uncertainty regarding USMCA may have a significant and adverse impact on Mexico’s outlook and the value of a Fund’s investments in securities economically tied to Mexico. More broadly, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Thus, there can be no assurance that any recent growth will be sustained and that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic.

Most Latin American countries have experienced, at one time or another, and including for some, recently, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political instability in Venezuela has resulted in social unrest and a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans may also face significant economic difficulties if the U.S. Federal Reserve continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

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The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained low relative to other advanced economies and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is susceptible to natural disasters such as earthquakes and tsunamis, and a Fund’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions. There are special risks associated with investments in Japan, including foreign trade policy, regional economic disruption, government debt, aging and shrinking of the population, an uncertain financial sector, economic, political or social instability, low domestic consumption and certain corporate structural weaknesses.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, regional conflicts and government corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The 2008–2009 worldwide economic downturn spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the 2008–2009 worldwide economic downturn also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Unlike in the United States, the currencies of certain Asian countries are not determined by the market but are instead managed at artificial levels to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Asian countries have historically been prone to natural disasters, such as droughts, floods and tsunamis, and the region’s economies may be affected by such environmental events in the future. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a Fund’s investments in the region. A Fund’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

By investing in securities or instruments that are economically tied to the People’s Republic of China (“PRC”) excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure or other developing market Asian countries, a Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, including but not limited to the PRC qualified foreign institutional investors program (“FII” program, including the qualified foreign institutional investor (“QFII”) program based on recent PRC regulatory developments), there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. A number of Asian companies are also highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring. In addition, there is a lack of clarity in the laws and regulations in certain Asian countries compared to more developed international markets, and there could potentially be a lack of consistency in interpreting and applying the relevant regulations. These factors may severely restrict a Fund’s ability to pursue its investment objective or

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strategies, may result in fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Including those risks associated with investing in emerging markets, a Fund’s investment in or exposure to the PRC is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the FII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; and (m) the fact that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted and a Fund may be forced to sell such restricted security and incur a loss as a result. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investment in either the PRC or Taiwan. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Fund’s investment in the PRC or Hong Kong.

There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, which is a market access program through which PRC investments are made available, or through investments in companies listed on exchanges outside of the PRC that provide exposure to companies that are based or operated in the PRC, there are certain regulatory restrictions imposed, particularly on (without limitation) investment scope, repatriation of funds, foreign shareholding limit and account structure. Although the relevant regulations have recently been revised to relax regulatory restrictions on the onshore capital management by FIIs (including but not limited to removing the investment quota limit and simplifying routine repatriation of investment proceeds), it is a new development and is therefore subject to uncertainties as to whether and how it will be implemented in practice, especially at this early stage. On the other hand, the recently amended FII regulations are also enhancing ongoing supervision on FIIs in terms of information disclosure among other aspects. In particular, FIIs are required to procure their underlying clients (such as any Fund investing in PRC securities via FII program) to comply with PRC disclosure of interests rules and make the required disclosure on behalf of such underlying investors. As a result of PRC regulatory requirements, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time. Under certain instances, such involuntary liquidations may result in losses for a Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

The PRC has historically been prone to natural or human disasters such as droughts, floods, pandemics, epidemics, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events.

In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a variable interest entity (“VIE”) structure, also could face delisting or other ramifications for failure to meet the requirements of the listing exchange, the SEC, the Public Company Accounting Oversight Board or other United States regulators, which could adversely affect the liquidity or value of the securities and have negative implications for U.S. investors and result in significant investment losses.

Variable Interest Entities. A Fund may invest in companies based or operated in the PRC by investing through legal structures known as VIEs. Certain PRC companies have used VIEs in order to facilitate foreign investment without distributing ownership of the PRC-based companies primarily due to the PRC governmental restrictions on non-PRC ownership of companies in certain industries and sectors. In such cases, the PRC-based operating company typically establishes an offshore company in another jurisdiction, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements, and other exclusive services or business cooperation agreements) with the PRC-based operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the PRC-based operating company. Shares of the offshore company, in turn, are listed and traded on exchanges

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outside of the PRC and are available to non-PRC investors such as a Fund. This arrangement allows non-PRC investors to hold stock in the offshore company, rather than the PRC-based operating company, to obtain economic exposure without direct equity ownership.

VIE structures are longstanding and well known to officials and regulators in the PRC. However, VIEs are not formally recognized under PRC law. Intervention by the PRC government with respect to VIEs could significantly affect the PRC operating company’s performance and the enforceability of the VIE’s contractual arrangements with the PRC company. There is a risk that the PRC may cease to allow VIEs at any time or impose new restrictions on the structure, such as penalties, revocation of business and operating licenses or forfeiture of ownership interests. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. For example, the non-PRC offshore company’s contractual arrangement may be less effective than direct equity ownership, and the company may incur substantial costs to enforce the terms of the arrangements. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in PRC law or practice, a breach of the contractual arrangement between the listed company and VIE, or if any physical instruments are used without authorization (such as PRC chops and seals), the listed company may lose control over the PRC-based operating company, and investments in the listed company’s securities may suffer significant economic losses. Also, the terms of such arrangements may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the non-PRC offshore company and its investors and potentially resulting in significant economic losses with little or no recourse available. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Any of the foregoing risks and events could negatively impact a Fund’s performance and NAV.

China A-Shares and China Stock Connect Risk. The following risks are in addition to the risks described under “Investment in Asia Other Than Japan” and “Emerging Markets.” Certain Funds may invest in eligible renminbi-denominated shares of mainland China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “China A-Shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. There are significant risks and limitations inherent in investing in China A-Shares through Stock Connect. For example, a Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Further, the list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Fund invested in such China A-Shares issue traded through Stock Connect may only sell, not buy, the China A-Shares issue, which may adversely affect the Fund’s investment strategy.

Stock Connect is not subject to individual investment quotas but market-wide daily and aggregate investment quotas apply to all Stock Connect participants. Once a daily quota limit is reached, orders to purchase additional China A-Shares of such issuance through Stock Connect will be rejected. Once such daily quotas are used up, acceptance of the corresponding buy orders will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. Such quotas, which are subject to change from time to time, may restrict or preclude a Fund from investing in China A-Shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Further, an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-Shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. In addition, because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund’s investment performance. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect (or to permit such issues to suspend trading) in response to certain market conditions. Stock Connect trades are settled in renminbi (“RMB”) and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect regulations provide that investors enjoy the rights and benefits of Shanghai Stock Exchange equities purchased through Stock Connect, but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. A Fund’s ownership of China A-Shares will be reflected on the custodian’s records but the Fund itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for

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other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may limit Advisors’ ability to effectively manage a Fund and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.

Additionally, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. China A-Shares traded via Stock Connect are subject to risks associated with the legal and technical framework of Stock Connect. The trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. If relevant Stock Connect systems fail to function properly, trading in China A-Shares on Stock Connect could be disrupted. Further, in the event of high trading volume or unexpected market conditions, Stock Connect may be available on a limited basis.

China Bond Connect Risk. There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the China Interbank Bond Market (“CIBM”) through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and the PRC that enables Hong Kong and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation, guidance and regulatory change. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.

Potential lack of liquidity due to low trading volume of certain Fund investments in securities through Bond Connect may result in prices of certain fixed-income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. The bid and offer spreads of the prices of securities through Bond Connect may be large, and the Funds may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Depositary Receipts. The Equity Funds and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

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ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Municipal securities

The 5–15 Year Laddered Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Fund’s Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (“AMT”) or from state or local taxes). The 5–15 Year Laddered Tax-Exempt Bond Fund will generally invest in tax-exempt bonds that have a final maturity of between five and fifteen years. In pursuing its investment objective, the Fund seeks to weight investments in securities with a final maturity in each year within the five-to-fifteen year maturity range. The 5–15 Year Laddered Tax-Exempt Bond Fund’s portfolio is “laddered” by investing in municipal obligations with different final maturities so that some obligations age out of the five-to-fifteen year maturity range during each year.

Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal AMT. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities and the level of federal funding received by issuing entities (e.g., U.S. municipalities).

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. The value of municipal securities may also be affected by uncertainties with respect to the taxation of municipal securities as a result of legislative or other changes. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the 5–15 Year Laddered Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the 5–15 Year Laddered Tax-Exempt Bond Fund within the applicable limits set forth in the Fund’s Prospectus.

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Municipal Insurance. The 5–15 Year Laddered Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. Although these bonds have private insurance guarantees, Advisors performs an independent analysis and review of the underlying municipal obligor to determine the appropriateness of the investment for the Fund. The credit crisis in 2008 adversely affected private financial insurance companies that offer insurance guarantees on municipal bonds. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by the Fund to guarantee specific bonds only while held by the Fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the 5–15 Year Laddered Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks. Because of the interest rate adjustment feature, floating and variable rate securities provide a Fund with a certain degree of protection against interest rate increases, although floating and variable rate securities are subject to any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-rate obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-rate securities.

Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the 5–15 Year Laddered Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the 5–15 Year Laddered Tax-Exempt Bond Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government securities. The 5–15 Year Laddered Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The 5–15 Year Laddered Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The 5–15 Year Laddered Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The 5–15 Year Laddered Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically

40     Statement of Additional Information  ■  TIAA-CREF Funds

authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or the non-compliant conduct of a bond issuer.

Other policies

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry.

Special Risks Related to Cyber Security. With the increased use of technologies such as the internet to conduct business, the Funds and their service providers (including, but not limited to, the Funds’ custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on a Fund or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Trust’s or a Fund’s systems.

Cyber security failures by Advisors or its affiliated investment advisers, other service providers, or the issuers of the portfolio securities in which a Fund invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, interference with the Funds’ ability to calculate their NAVs, barriers to trading, Fund shareholders’ inability to transact business with a Fund, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. The Funds may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Funds and their shareholders could be negatively impacted by such attacks or incidents. Although Advisors and its affiliated investment advisers have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Funds, Advisors or its affiliated investment advisers or a Fund’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Funds cannot directly control the cyber security plans or systems implemented by their service providers or issuers in which they invest.

Regulation S Securities Risk. As described more fully in its Prospectus, the International Bond Fund may seek exposure to Regulation S securities through its investment in the Subsidiary. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. If a Regulation S security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid investments. Regulation S securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

Investment in a Wholly Owned Subsidiary. The Subsidiary is a Cayman Islands exempted company that is wholly owned and controlled by the International Bond Fund and is overseen by its own board of directors. The International Bond Fund is the sole shareholder of the Subsidiary and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will invest primarily in Regulation S securities. As a result, the International Bond Fund, through its investment in the Subsidiary, is indirectly exposed to the risks associated with Regulation S securities. There can be no assurance that the investment objective of the International Bond Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act and, therefore, is not subject to the investor protection provisions of the 1940 Act (unless otherwise noted in the International Bond Fund’s Prospectus or this SAI). As an investor in the Subsidiary, the

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International Bond Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is wholly owned and controlled by the International Bond Fund and managed by Advisors. Therefore, the International Bond Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the International Bond Fund or its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the International Bond Fund to invest in the Subsidiary as described in the International Bond Fund’s Prospectus and in this SAI and could adversely affect the International Bond Fund. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Liquidation of Funds. The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to the shareholders of such Fund. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in their shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any) or fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in the Fund’s portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the fiscal year ended October 31, 2021, the portfolio turnover rates of four Funds significantly changed from portfolio turnover rates in 2020 as a result of a variety of factors.

The International Equity Fund’s portfolio turnover rate decreased to 28% for the twelve-month period ended October 31, 2021 as compared with 102% for the twelve-month period ended October 31, 2020. The decrease in portfolio turnover was primarily attributable to decreased transaction activity as compared to the prior period, which saw higher trading activity that occurred as a result of a change in the Fund’s portfolio management team.

The Large-Cap Growth Fund’s portfolio turnover rate decreased to 47% for the twelve-month period ended October 31, 2021 as compared with 143% for the twelve-month period ended October 31, 2020. The decrease in portfolio turnover was primarily attributable to a change in portfolio management of the Fund prior to the start of the reporting period.

The Mid-Cap Growth Fund’s portfolio turnover rate decreased to 76% for the twelve-month period ended October 31, 2021 as compared with 107% for the twelve-month period ended October 31, 2020. The decrease in portfolio turnover was primarily attributable to decreased transaction activity as compared to the prior period, which saw higher trading activity that occurred as a result of a change in the Fund’s portfolio management team, as well as heightened market volatility during the period.

The Mid-Cap Value Fund’s portfolio turnover rate decreased to 80% for the twelve-month period ended October 31, 2021 as compared with 143% for the twelve-month period ended October 31, 2020. The decrease in portfolio turnover was primarily attributable to decreased transaction activity as compared to the prior period, which saw higher trading activity that occurred as a result of a change in the Fund’s portfolio management team, as well as heightened market volatility during the period.

For the fiscal year ended March 31, 2021, the portfolio turnover rates of five Funds significantly changed from portfolio turnover rates in 2020 as a result of a variety of factors.

The Core Bond Fund’s portfolio turnover rate increased to 229% for the twelve-month period ended March 31, 2021 as compared to 125% for the twelve-month period ended March 31, 2020. The increase in portfolio turnover was primarily attributable to mortgage dollar roll activity.

The Core Plus Bond Fund’s portfolio turnover rate increased to 169% for the twelve-month period ended March 31, 2021 as compared to 85% for the twelve-month period ended March 31, 2020. The increase in portfolio turnover was primarily attributable to mortgage dollar roll activity.

The Core Impact Bond Fund’s portfolio turnover rate increased to 297% for the twelve-month period ended March 31, 2021 as compared to 115% for the twelve-month period ended March 31, 2020. The increase in portfolio turnover was largely attributable to mortgage dollar roll activity, as well as increased flows and portfolio re-positioning amid heightened market volatility, resulting in more frequent trading opportunities.

The Short Duration Impact Fund’s portfolio turnover rate increased to 136% for the twelve-month period ended March 31, 2021 as compared to 103% for the twelve-month period ended March 31, 2020. The increase in portfolio turnover was primarily attributable to portfolio re-positioning amid heightened market volatility, resulting in more frequent trading opportunities.

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The High Yield Fund’s portfolio turnover rate increased to 79% for the twelve-month period ended March 31, 2021 as compared to 42% for the twelve-month period ended March 31, 2020. The increase in portfolio turnover was largely attributable to an increase in new issue and secondary market opportunities as well as increased flows and portfolio re-positioning, amid heightened market volatility, resulting in more frequent trading opportunities.

The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Trust and Advisors may disclose a Fund’s portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s Chief Compliance Officer (“CCO”), a Director in Funds Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Nuveen Equities and Fixed Income, a Managing Director who is a direct report to a Chief Investment Officer; or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the Trust’s and Advisors’ CCO; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Fund invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the CCOs’ annual compliance reviews with the respective Boards of Trustees of the Trust and of Advisors, and the Boards will receive a current copy of the procedures for their review and approval.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc.; Sherpa Funds Technology Pte Ltd; and the lenders under the Funds’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.;

TIAA-CREF Funds  ■  Statement of Additional Information     43

HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The Funds’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org and on Nuveen’s website at www.nuveen.com. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Funds’ assets. Disclosure may also be made to other affiliates and service providers of the Funds or Advisors, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the Funds.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. With respect to the Money Market Fund, complete portfolio holdings are filed with the SEC on a monthly basis through Form N-MFP and are made publicly available on the SEC’s website approximately five business days after the end of each month. You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA for information about obtaining Portfolio Data. Advisors may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors believes the release of such Portfolio Data may be harmful to the Fund.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

44     Statement of Additional Information  ■  TIAA-CREF Funds

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of nine trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled meetings each year and may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each regularly scheduled meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee). The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes (i) its committees, (ii) having an independent Trustee in the position of Chairman of the Board and of each committee, and (iii) having independent counsel to the independent Trustees, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of portfolios overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 68 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 funds within TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. All of the persons that serve on the Board also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust and other funds in the TIAA-CREF Fund Complex. The Board seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships and certain other positions held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management

TIAA-CREF Funds  ■  Statement of Additional Information     45

function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment adviser and administrator for each Fund as well as the administrator of the Funds’ Liquidity Risk Program, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board, with advice of counsel to the independent Trustees, also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates, and the Funds’ CCO regularly report to the Board and/or one or more of the Board’s committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Funds’ Liquidity Risk Program.

Officers of the Trust and officers and personnel of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, Advisors personnel or other TIAA personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the Funds’ portfolio companies, ESG criteria used by certain Funds and other portfolio management aspects of the Funds.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board’s committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

46     Statement of Additional Information  ■  TIAA-CREF Funds

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	88

Board Member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	88	Director, Build Commonwealth (non-profit organization).

TIAA-CREF Funds  ■  Statement of Additional Information     47

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	88

Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	88	Director, National Bureau of Economic Research; Trustee, Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				88	Director, TheraTrue Inc.

48     Statement of Additional Information  ■  TIAA-CREF Funds

Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.

Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President and Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021.

Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.

W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.

Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen; President and Chief Executive Officer of CREF and VA-1; and Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.

Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.

Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief People Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

TIAA-CREF Funds  ■  Statement of Additional Information     49

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the Trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2021. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

Name	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies[1]

Forrest Berkley	International Equity Fund: Over $100,000	Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Index Fund: Over $100,000

Joseph A. Boateng	Emerging Markets Equity Fund: $10,001–50,000	Over $100,000
Real Estate Securities Fund: $10,001–50,000
1

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	Emerging Markets Equity Index Fund: Over $100,000	Over $100,000
Equity Index Fund: $10,001–50,000
Growth & Income Fund: Over $100,000
International Equity Fund: Over $100,000
International Equity Index Fund: $10,001–50,000
Large-Cap Value Fund: Over $100,000
Large-Cap Value Index Fund: $10,001–50,000
Money Market Fund: Over $100,000
Quant Small-Cap Equity Fund: $10,001–50,000
Small-Cap Blend Index Fund: Over $100,000
Social Choice Equity Fund: Over $100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	Bond Index Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Index Fund: $1–10,000
International Equity Index Fund: $10,001–50,000
Real Estate Securities Fund: $1–10,000
S&P 500 Index Fund: $10,001–50,000
Small-Cap Blend Index Fund: $1–10,000

Thomas J. Kenny	Emerging Markets Equity Index Fund: Over $100,000	Over $100,000
International Equity Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Value Index Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Quant Small-Cap Equity Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
Small-Cap Blend Index Fund: Over $100,000
Social Choice Equity Fund: Over $100,000

James M. Poterba	S&P 500 Index Fund: Over $100,000	Over $100,000

Maceo K. Sloan	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Index Fund: Over $100,000
Growth & Income Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Quant Small-Cap Equity Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
S&P 500 Index Fund: Over $100,000

1 Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each Trustee for the Equity, Emerging Markets Debt and International Bond Funds for the fiscal year ended October 31, 2021 and for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) for the fiscal year ended March 31, 2021 (except as otherwise noted). The Trust’s officers received no

50     Statement of Additional Information  ■  TIAA-CREF Funds

compensation from the Trust for either of those fiscal years. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

FISCAL YEAR ENDED 10/31/21

	Name	Aggregate compensation from the Funds[1,2]	Long-term compensation accrued as part of Funds expenses[2,3]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[4]	$91,100.72	$24,621.82	$390,000.00
	Joseph A. Boateng	91,100.70	24,621.82	370,000.00
	Janice C. Eberly[4]	91,100.72	24,621.82	390,000.00
	Nancy A. Eckl	103,411.65	24,621.82	460,000.00
	Michael A. Forrester[4]	100,949.44	24,621.82	410,000.00
	Howell E. Jackson[4]	93,544.74	24,621.82	445,000.00
	Thomas J. Kenny[4]	120,646.96	24,621.82	510,000.00
	James M. Poterba[4]	103,411.62	24,621.82	440,000.00
	Maceo K. Sloan	98,487.28	24,621.82	400,000.00
	Laura T. Starks[5]	91,100.70	24,621.82	370,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Includes compensation from only those Funds having the fiscal year end listed above.
[3]	Amounts deferred under the long-term compensation plan described below.
[4]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended October 31, 2021, Mr. Berkley elected to defer $290,000, Prof. Eberly elected to defer $290,000, Mr. Forrester elected to defer $310,000, Prof. Jackson elected to defer $34,500, Mr. Kenny elected to defer $123,000 and Prof. Poterba elected to defer $340,000 of total compensation from the TIAA-CREF Fund Complex.

[5]	Effective January 6, 2022, Ms. Starks no longer serves as a Trustee.

FISCAL YEAR ENDED 3/31/21

	Name	Aggregate compensation from the Funds[1,2]	Long-term compensation accrued as part of Funds expenses[2,3]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[4]	$39,438.52	$11,117.33	$375,000.00
	Joseph A. Boateng	40,527.60	11,117.33	365,000.00
	Janice C. Eberly[4]	41,134.13	11,117.33	385,000.00
	Nancy A. Eckl	44,997.18	11,117.33	440,000.00
	Michael A. Forrester[4]	43,885.45	11,117.33	395,000.00
	Howell E. Jackson[4]	41,661.98	11,117.33	432,500.00
	Thomas J. Kenny[4]	52,779.32	11,117.33	485,000.00
	James M. Poterba[4]	44,997.18	11,117.33	425,000.00
	Maceo K. Sloan	43,621.53	11,117.33	392,500.00
	Laura T. Starks[5]	42,829.75	11,117.33	385,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Includes compensation from only those Funds having the fiscal year end listed above.
[3]	Amounts deferred under the long-term compensation plan described below.
[4]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended March 31, 2021, Mr. Berkley elected to defer $275,000, Prof. Eberly elected to defer $285,000, Mr. Forrester elected to defer $295,000, Prof. Jackson elected to defer $33,250, Mr. Kenny elected to defer $101,375 and Prof. Poterba elected to defer $325,000 of total compensation from the TIAA-CREF Fund Complex.

[5]	Effective January 6, 2022, Ms. Starks no longer serves as a Trustee.

Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of the Trust, CREF and TCLF and as a member of the Management Committee of VA-1, and Trustee compensation expenses are allocated among each of the Funds of the Trust and TCLF, the Accounts of CREF and the single portfolio of VA-1, as applicable. Effective January 1, 2022, Trustee compensation is based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the CREF Oversight Committee and Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $120,000; and an annual committee retainer of $20,000 for the CREF Oversight Committee and Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

TIAA-CREF Funds  ■  Statement of Additional Information     51

Effective January 1, 2021, Trustee compensation was based on the following rates: an annual retainer of $210,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

Effective January 1, 2020 through December 31, 2020, Trustee compensation was based on the following rates: an annual retainer of $200,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 ($30,000 for the Operations Committee and Audit and Compliance Committee).

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves this Board, benefits related to service on this Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, Trustees shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust’s operations:

(1) An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended March 31, 2021, the Audit and Compliance Committee held five meetings. During the fiscal year ended October 31, 2021, the Audit and Compliance Committee held four meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny and Mr. Sloan. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Funds’ investments, the voting of proxies of the portfolio companies of the Funds and reviewing ESG criteria used by certain Funds. During the fiscal year ended March 31, 2021, the Investment Committee held six meetings. During the fiscal year ended October 31, 2021, the Investment Committee held five meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Mr. Boateng, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny and Prof. Poterba.

(3) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal years ended March 31, 2021 and October 31, 2021, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(4) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and

52     Statement of Additional Information  ■  TIAA-CREF Funds

independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended March 31, 2021, the Nominating and Governance Committee held seven meetings. During the fiscal year ended October 31, 2021, the Nominating and Governance Committee held five meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Mr. Kenny and Prof. Poterba.

(5) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended March 31, 2021, the Operations Committee held four meetings. During the fiscal year ended October 31, 2021, the Operations Committee held four meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Forrester and Prof. Jackson.

(6) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TIAA-CREF Investment Management, LLC (“Investment Management”) or Advisors due to extraordinary circumstances. During the fiscal years ended March 31, 2021 and October 31, 2021, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

The Corporate Governance and Social Responsibility Committee was dissolved as of December 31, 2020 and its responsibilities were assumed by the Investment Committee. During the fiscal year ended March 31, 2021, the Corporate Governance and Social Responsibility Committee held three meetings. During the fiscal year ended October 31, 2021, the Corporate Governance and Social Responsibility Committee held one meeting. Prior to its dissolution, the members of the Corporate Governance and Social Responsibility Committee were Prof. Starks (chair), Mr. Boateng, Prof. Eberly, Prof. Poterba and Mr. Sloan.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines. Guidelines for voting proxy proposals are articulated in the TIAA Policy Statement on Responsible Investing, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA Policy Statement on Responsible Investing, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA Policy Statement on Responsible Investing, Advisors may seek guidance from the Trust’s Board or a designated committee thereof.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

TIAA-CREF Funds  ■  Statement of Additional Information     53

Principal holders of securities

As of January 26, 2022, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	50.05%	15,541,745.166

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.56%	2,969,173.294

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	8.75%	2,718,271.183

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	6.75%	2,096,893.029

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.10%	1,893,460.390

MAC & CO A/C 425763 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.04%	1,874,474.247

Emerging Markets Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	78.77%	11,892.946

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.31%	2,161.136

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.95%	898.485

Emerging Markets Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.91%	1,145,514.636

Emerging Markets Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	88.46%	9,256,788.986

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.84%	611,496.631

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.27%	551,388.563

Emerging Markets Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	20.21%	205,424.163

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.28%	114,688.170

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	6.94%	70,525.445

54     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.77%	27,458,790.280

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.72%	20,443,084.039

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.70%	20,419,405.862

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.43%	17,259,953.030

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.28%	15,661,006.021

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.70%	13,469,027.963

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.75%	7,984,262.591

TIAA-CREF IMF LIFECYCLE FUND #2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.01%	6,964,159.765

Emerging Markets Equity Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.33%	20,853,678.438

MAC & CO 179403 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	16.75%	16,382,115.532

MAC & CO A/C 448150 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	13.62%	13,314,696.525

MAC & CO A/C 990854 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	12.01%	11,742,458.070

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.44%	8,256,866.029

MAC & CO A/C 262480 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.90%	7,727,352.551

WORLD HEALTH ORGANIZATION AVENUE APPIA 20 GENEVA 27 SWITZERLAND 1211	6.17%	6,028,938.907

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.28%	5,165,201.668

Emerging Markets Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	72.27%	303,326.773

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	22.19%	93,119.299

Emerging Markets Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.52%	2,207,667.873

Emerging Markets Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	90.01%	40,474,576.062

Emerging Markets Equity Index Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	28.35%	510,978.717

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.21%	400,188.811

TIAA-CREF Funds  ■  Statement of Additional Information     55

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.33%	45,533,718.379

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.22%	39,630,718.147

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.60%	37,921,955.042

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.21%	36,832,616.234

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.69%	32,596,695.520

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.85%	27,444,778.212

TIAA-CREF IMF LIFECYCLE INDEX FUND 2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.10%	17,001,488.009

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.28%	14,725,734.214

Equity Index Fund—Institutional Class

MAC & CO A/C 448123 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	21.05%	77,947,132.398

MAC & CO 179401 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	15.07%	55,816,370.881

MAC & CO A/C 262848 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	14.19%	52,557,323.300

MAC & CO A/C 262478 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	10.02%	37,095,043.346

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.68%	35,836,423.856

MAC & CO 179510 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.76%	25,038,856.358

Equity Index Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	53.07%	472,401.562

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	33.17%	295,268.048

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.05%	62,787.302

Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	95.36%	2,003,703.384

Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	79.23%	19,302,719.508

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.72%	2,612,238.475

Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.85%	8,257,582.131

56     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.39%	99,748,319.341

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.24%	86,676,382.816

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.63%	82,991,539.810

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.25%	80,668,584.714

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.71%	71,279,894.122

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.90%	60,236,495.773

TIAA-CREF IMF LIFECYCLE INDEX FUND 2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.08%	37,001,574.999

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.31%	32,314,202.355

Growth & Income Fund—Institutional Class

MAC & CO A/C 990848 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	35.30%	39,869,593.058

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.21%	27,348,546.332

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.10%	18,181,425.596

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7.77%	8,779,505.200

Growth & Income Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	41.78%	94,890.794

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	25.99%	59,031.868

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	14.99%	34,031.393

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.32%	14,362.729

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.12%	11,621.430

Growth & Income Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	84.36%	1,016,553.270

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.20%	159,090.091

Growth & Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	78.19%	25,314,965.190

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.90%	3,852,798.234

Growth & Income Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.35%	6,062,320.197

TIAA-CREF Funds  ■  Statement of Additional Information     57

Fund—Class	Percentage of holdings	Shares

Growth & Income Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.88%	30,905,192.678

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.79%	22,982,904.516

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.75%	22,923,403.493

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.48%	19,396,100.999

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.35%	17,638,491.435

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.80%	15,224,427.588

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.79%	9,002,591.708

TIAA-CREF IMF LIFECYCLE FUND #2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.01%	7,784,947.999

International Equity Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	44.22%	87,572,466.629

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	22.01%	43,593,859.082

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	19.02%	37,664,651.150

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.40%	10,688,515.788

International Equity Fund—Advisor Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	80.79%	168,501.967

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.48%	11,437.472

International Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	100.00%	5,505,872.544

International Equity Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.48%	15,392,421.141

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	47.03%	14,630,829.153

International Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.09%	3,599,975.770

58     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.91%	43,354,185.087

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.78%	32,192,624.515

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.73%	32,084,227.950

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.50%	27,225,556.413

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.31%	24,630,960.180

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.79%	21,316,366.449

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.81%	12,656,795.424

International Equity Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	32.51%	139,560,574.968

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.25%	43,988,272.120

MAC & CO A/C 448125 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	8.55%	36,713,025.870

MAC & CO 179402 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	8.51%	36,512,220.510

MAC & CO A/C 990853 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.06%	26,022,970.090

International Equity Index Fund—Advisor Class

SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	56.26%	3,928,857.726

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	37.00%	2,583,638.024

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.96%	416,512.303

International Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	80.68%	6,790,852.652

GREAT-WEST TRUST COMPANY LLC TTEE F ALABAMARETIRE DEFERRED COMPENSATION C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	17.75%	1,493,881.938

International Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	70.49%	42,035,790.106

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	18.02%	10,744,718.503

TIAA-CREF Funds  ■  Statement of Additional Information     59

Fund—Class	Percentage of holdings	Shares

International Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.33%	55,192,158.037

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.21%	48,014,401.992

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.59%	45,914,857.797

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.21%	44,627,673.169

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.68%	39,468,968.158

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.87%	33,357,751.109

TIAA-CREF IMF LIFECYCLE INDEX FUND 2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.06%	20,466,198.018

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.29%	17,886,846.559

International Opportunities Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	31.58%	2,719,511.692

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.52%	1,767,276.387

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.57%	1,254,182.137

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.65%	1,175,474.111

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.24%	709,962.266

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.19%	446,740.406

International Opportunities Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	96.09%	248,855.353

International Opportunities Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	85.93%	25,000.000

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.00%	4,074.263

International Opportunities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	93.87%	8,442,895.406

International Opportunities Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	37.80%	185,131.691

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.03%	54,012.548

60     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Opportunities Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.68%	25,198,455.811

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.80%	18,950,479.497

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.64%	18,745,591.293

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.28%	15,717,420.503

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.38%	14,569,604.097

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.64%	12,345,423.842

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.72%	7,322,311.224

TIAA-CREF IMF LIFECYCLE FUND #2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.08%	6,504,128.663

Large-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	34.17%	27,877,096.855

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.54%	19,206,058.165

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	11.13%	9,079,004.701

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.75%	4,687,683.287

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS TRANSAMERICA RETIREMENT SOLUTIONS HARRISON NY 10528	5.53%	4,507,449.435

Large-Cap Growth Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	30.19%	72,470.611

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	22.67%	54,407.003

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	13.23%	31,766.248

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.76%	23,433.734

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.64%	20,736.844

Large-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.77%	658,952.875

Large-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	71.75%	13,429,271.647

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.51%	1,217,945.140

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	6.40%	1,198,118.910

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.76%	1,078,372.390

Large-Cap Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.35%	5,612,559.539

TIAA-CREF Funds  ■  Statement of Additional Information     61

Fund—Class	Percentage of holdings	Shares

Large-Cap Growth Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.76%	25,634,788.943

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.80%	19,190,410.518

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.61%	18,951,945.094

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.51%	16,226,294.373

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.28%	14,629,890.627

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.78%	12,680,652.724

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.78%	7,496,668.383

Large-Cap Growth Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	35.69%	60,987,385.721

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	9.81%	16,768,778.538

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.49%	14,509,224.696

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.93%	10,125,378.833

Large-Cap Growth Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	57.03%	607,914.180

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	30.33%	323,312.146

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	7.31%	77,959.972

Large-Cap Growth Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	65.52%	12,278,638.556

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.06%	1,885,986.082

Large-Cap Growth Index Fund—Class W

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2030 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.29%	88,657.544

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2035 1 FREEDOM VALLEY DR OAKS PA 19456-9989	15.91%	86,586.035

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2040 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.79%	80,483.388

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2045 1 FREEDOM VALLEY DR OAKS PA 19456-9989	13.06%	71,077.704

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2025 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.76%	58,589.693

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2050 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.40%	56,605.217

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2055 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.09%	44,063.999

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2020 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.27%	28,672.384

62     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Large-Cap Value Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	42.34%	37,008,015.397

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	25.61%	22,385,921.468

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	19.61%	17,138,784.884

Large-Cap Value Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	33.00%	7,864.237

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	26.55%	6,327.135

RBC CAPITAL MARKETS LLC JON KENNEDY 2260 WOODCHUCK CT WHITE BEAR LK MN 55110-1060	20.89%	4,977.788

RBC CAPITAL MARKETS LLC JON KENNEDY PEGGY KENNEDY JT TEN/WROS 2260 WOODCHUCK CT WHITE BEAR LAKE MN 55110-1060	8.33%	1,985.532

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.01%	1,431.059

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.22%	1,243.997

Large-Cap Value Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.97%	3,748,754.356

Large-Cap Value Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	56.97%	13,692,203.431

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.40%	9,229,306.402

Large-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.73%	1,303,944.812

Large-Cap Value Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.89%	25,127,366.054

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.80%	18,701,950.730

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.77%	18,661,024.105

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.49%	15,776,151.610

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.36%	14,358,292.590

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.75%	12,315,695.019

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.79%	7,317,158.949

TIAA-CREF IMF LIFECYCLE FUND #2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.03%	6,351,867.339

TIAA-CREF Funds  ■  Statement of Additional Information     63

Fund—Class	Percentage of holdings	Shares

Large-Cap Value Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	40.14%	125,830,029.942

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.27%	60,401,878.495

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.14%	28,666,918.970

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.35%	26,189,482.498

Large-Cap Value Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	92.11%	615,489.524

Large-Cap Value Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	76.98%	42,177,948.645

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	15.25%	8,354,478.700

Large-Cap Value Index Fund—Class W

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2030 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.28%	246,288.634

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2035 1 FREEDOM VALLEY DR OAKS PA 19456-9989	15.91%	240,777.431

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2040 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.78%	223,675.388

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2045 1 FREEDOM VALLEY DR OAKS PA 19456-9989	13.06%	197,665.967

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2025 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.76%	162,791.421

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2050 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.40%	157,420.122

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2055 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.10%	122,540.104

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2020 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.26%	79,605.054

Mid-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	66.65%	26,822,571.045

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	31.24%	12,571,386.061

Mid-Cap Growth Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	97.17%	287,304.444

Mid-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.52%	2,316,262.855

64     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Mid-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	68.94%	14,490,903.650

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.18%	5,082,618.763

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.66%	1,189,553.418

Mid-Cap Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.37%	1,301,901.927

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.74%	657,351.205

Mid-Cap Value Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	57.52%	38,545,547.958

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	35.24%	23,612,488.805

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.22%	3,499,884.977

Mid-Cap Value Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	29.40%	6,335.304

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	22.88%	4,930.399

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	17.25%	3,716.734

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	16.84%	3,628.658

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.85%	1,906.674

Mid-Cap Value Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.89%	3,921,365.126

Mid-Cap Value Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	67.58%	20,746,101.427

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	27.48%	8,437,363.252

Mid-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.18%	1,401,392.259

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.66%	835,056.894

TIAA-CREF Funds  ■  Statement of Additional Information     65

Fund—Class	Percentage of holdings	Shares

Quant International Small-Cap Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	35.64%	2,767,709.743

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	22.74%	1,765,567.204

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.13%	1,252,513.767

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.74%	1,144,535.608

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.97%	696,556.056

Quant International Small-Cap Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	7,320.998

Quant International Small-Cap Equity Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	7,326.892

Quant International Small-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	97.93%	411,554.136

Quant International Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.68%	21,686.499

GEETA A SANGANI POA FBO ASHOK S SANGANI GEETA A SANGANI JT TEN 6896 PAGE HOLLOW PL FAYETTEVILLE NY 13066-9797	17.09%	16,344.031

CHRISTINE E KANE 103 GAINSBOROUGH ST APT 203 BOSTON MA 02115-4238	10.12%	9,680.625

GERALD A WEMPNER TOD SUBJECT TO TOD RULES 3397 HIDDEN ACRES DR DORAVILLE GA 30340-4445	5.20%	4,975.602

Quant International Small-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.75%	25,495,356.593

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.73%	19,010,262.368

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.61%	18,866,660.197

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.44%	16,055,101.506

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.21%	14,477,627.563

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.78%	12,623,918.119

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.81%	7,495,686.568

66     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Quant Small-Cap Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	58.69%	48,062,696.884

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.55%	14,375,225.516

MAC & CO A/C 990852 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.45%	6,103,902.784

MAC & CO 179241 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.42%	6,075,976.928

Quant Small-Cap Equity Fund—Advisor Class

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	40.23%	16,836.392

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	25.82%	10,806.184

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	15.00%	6,279.208

LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FORT WASHINGTON PA 19034-3275	14.13%	5,915.494

Quant Small-Cap Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.71%	4,259,112.221

Quant Small-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	53.27%	13,023,084.391

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	41.39%	10,119,616.626

Quant Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.62%	1,242,610.545

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.72%	741,240.727

Quant Small-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.80%	7,917,379.323

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.85%	5,936,532.558

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.65%	5,859,230.934

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.34%	4,935,676.833

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.47%	4,586,677.541

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.66%	3,861,509.239

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.72%	2,288,198.064

TIAA-CREF IMF LIFECYCLE FUND #2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.08%	2,030,716.619

TIAA-CREF Funds  ■  Statement of Additional Information     67

Fund—Class	Percentage of holdings	Shares

Quant Small/Mid-Cap Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	32.53%	1,272,946.386

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.61%	806,512.099

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.68%	574,280.699

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.39%	523,889.366

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.03%	314,329.146

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.58%	296,397.314

Quant Small/Mid-Cap Equity Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	65.23%	506,654.823

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	23.96%	186,127.280

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.35%	72,624.281

Quant Small/Mid-Cap Equity Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	67.87%	10,000.000

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	32.13%	4,733.039

Quant Small/Mid-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.32%	8,022,516.953

Quant Small/Mid-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	34.60%	452,970.677

Quant Small/Mid-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.05%	11,820,547.943

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.83%	8,742,286.179

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.72%	8,675,488.792

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.29%	7,243,555.867

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.41%	6,724,144.864

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.54%	5,621,948.265

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.65%	3,328,627.483

TIAA-CREF IMF LIFECYCLE FUND #2055 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.03%	2,965,825.515

68     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Small-Cap Blend Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.85%	50,605,382.635

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	22.73%	29,615,194.602

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.76%	8,801,186.593

JOHN HANCOCK LIFE INSURANCE COMPANY U S A ATTN: JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	6.41%	8,347,797.717

Small-Cap Blend Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	65.91%	433,241.609

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	31.55%	207,373.501

Small-Cap Blend Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	71.97%	29,017,431.937

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.68%	8,739,110.629

Social Choice Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	47.28%	96,463,477.428

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.31%	25,119,610.693

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	6.84%	13,944,931.305

MAC & CO 179397 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5.25%	10,717,680.291

Social Choice Equity Fund—Advisor Class

VRSCO FBO AIGFSB CUST TTEE FBO GLENS FALLS HOSPITAL 403B 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	25.49%	493,351.093

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.55%	397,733.650

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	18.99%	367,671.884

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.31%	277,072.960

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.44%	202,158.741

Social Choice Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	87.86%	3,635,113.536

Social Choice Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	75.05%	27,321,114.094

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.81%	6,485,000.492

TIAA-CREF Funds  ■  Statement of Additional Information     69

Fund—Class	Percentage of holdings	Shares

Social Choice Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22.87%	6,518,011.243

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.84%	3,659,754.488

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	7.04%	2,007,154.104

Social Choice International Equity Fund—Institutional Class

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	36.12%	15,955,723.861

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.79%	11,834,199.265

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.76%	6,959,694.844

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.19%	4,944,259.745

Social Choice International Equity Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.30%	62,134.529

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	27.07%	61,612.397

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	16.52%	37,606.366

THE FULTON COMPANY C/O FULTON FINANCIAL ADVISORS PO BOX 3215 LANCASTER PA 17604-3215	16.08%	36,595.493

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.54%	17,172.000

Social Choice International Equity Fund—Premier Class

HEARTLAND BANK AND TRUST COMPANY 0 ASSET MANAGEMENT & TRUST SERVICES 200 WEST COLLEGE AVENUE NORMAL IL 61761-2577	39.40%	22,700.994

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	37.01%	21,323.631

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	16.15%	9,302.326

INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	7.43%	4,282.952

Social Choice International Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	99.75%	32,763,893.052

Social Choice International Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	58.91%	1,077,565.938

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.43%	263,867.375

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	7.00%	128,048.274

Social Choice Low Carbon Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	42.70%	10,130,084.599

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	20.21%	4,795,791.698

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.32%	3,633,420.672

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.17%	1,463,449.163

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	5.70%	1,351,363.180

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.28%	1,251,875.937

70     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Social Choice Low Carbon Equity Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	46.97%	227,021.663

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	38.26%	184,916.231

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	7.61%	36,777.756

Social Choice Low Carbon Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	91.42%	305,451.725

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	7.48%	25,000.000

Social Choice Low Carbon Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.62%	27,839,398.661

Social Choice Low Carbon Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	45.90%	1,470,937.602

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.35%	395,743.827

S&P 500 Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	42.99%	53,512,354.683

MAC & CO 179497 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	15.62%	19,443,550.737

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	13.99%	17,416,227.892

MAC & CO A/C 262534 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	9.81%	12,208,704.555

S&P 500 Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	77.73%	2,150,808.397

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	19.90%	550,525.406

S&P 500 Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	68.30%	28,912,868.459

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.71%	8,765,088.232

TIAA-CREF Funds  ■  Statement of Additional Information     71

Fund—Class	Percentage of holdings	Shares

S&P 500 Index Fund—Class W

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2030 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.30%	74,987.897

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2035 1 FREEDOM VALLEY DR OAKS PA 19456-9989	15.89%	73,076.270

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2040 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.79%	68,006.982

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2045 1 FREEDOM VALLEY DR OAKS PA 19456-9989	13.06%	60,058.635

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2025 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.76%	49,509.085

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2050 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.40%	47,830.787

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2055 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.10%	37,233.151

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2020 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.26%	24,192.883

Bond Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	66.45%	609,433,542.633

MAC & CO 179404 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	14.55%	133,479,073.636

MAC & CO A/C 262482 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.72%	70,829,235.417

Bond Index Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	97.11%	1,314,655.864

Bond Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	71.94%	1,871,435.893

MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY CARMAX, INC. EXECUTIVE DEFERRED COM 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	26.81%	697,490.127

Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	92.86%	56,237,208.054

Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30.72%	939,786.259

Bond Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.63%	186,763,590.813

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.96%	180,005,972.849

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.51%	155,482,713.444

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.04%	120,658,760.950

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.02%	120,434,457.608

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.53%	55,450,448.970

72     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Core Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.04%	101,887,707.959

MAC & CO A/C 990856 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	21.57%	95,394,628.366

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	20.78%	91,891,750.802

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.94%	48,354,313.328

CHARLES SCHWAB & CO INC ATTN:MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.70%	42,894,121.058

Core Bond Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94.05%	66,703,242.795

Core Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	75.78%	491,215.263

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	22.21%	143,982.864

Core Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	81.80%	13,329,631.280

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.12%	1,485,743.908

Core Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.13%	2,423,942.090

Core Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.02%	92,423,219.833

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.76%	86,318,526.783

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.34%	74,544,093.530

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.71%	71,469,058.126

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.59%	61,162,391.282

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.82%	33,131,417.295

Core Impact Bond Fund—Institutional Class

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.61%	90,509,487.487

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.35%	70,845,590.626

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	15.32%	70,711,359.859

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.81%	49,907,607.726

TIAA-CREF Funds  ■  Statement of Additional Information     73

Fund—Class	Percentage of holdings	Shares

Core Impact Bond Fund—Advisor Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	32.03%	49,796,442.366

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	31.25%	48,585,391.795

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	16.69%	25,946,877.029

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.39%	9,932,224.067

Core Impact Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	63.47%	1,713,188.871

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	24.54%	662,252.221

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.74%	208,799.640

Core Impact Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	82.32%	32,693,818.266

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.19%	2,857,143.598

Core Impact Bond Fund—Retail Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	51.18%	17,290,460.150

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21.46%	7,249,275.835

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.47%	2,524,974.946

Core Plus Bond Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	24.49%	38,362,860.326

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.06%	32,997,167.852

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.64%	24,502,965.772

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.43%	11,640,585.441

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.95%	10,890,665.627

Core Plus Bond Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	40.09%	6,928,843.255

GREAT-WEST TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	10.49%	1,813,518.037

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	7.70%	1,331,028.013

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	7.46%	1,289,302.992

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.44%	1,112,971.165

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	5.84%	1,008,988.362

74     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Core Plus Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	95.07%	674,900.372

Core Plus Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	84.21%	28,121,096.066

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	13.20%	4,408,220.138

Core Plus Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.43%	2,844,464.554

Core Plus Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.99%	56,832,536.089

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.72%	53,042,368.804

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.29%	45,766,316.079

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.68%	43,935,536.530

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.53%	37,492,883.717

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.81%	20,390,646.638

5–15 Year Laddered Tax-Exempt Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	95.44%	1,742,154.995

5–15 Year Laddered Tax-Exempt Bond Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	60.85%	40,101.416

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	24.39%	16,073.501

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	14.27%	9,404.809

5–15 Year Laddered Tax-Exempt Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	19.74%	4,945,129.350

Green Bond Fund—Institutional Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	74.98%	2,100,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.89%	304,871.294

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.88%	248,674.730

Green Bond Fund—Advisor Class

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	37.17%	114,652.790

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	32.42%	100,000.000

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	27.32%	84,278.361

TIAA-CREF Funds  ■  Statement of Additional Information     75

Fund—Class	Percentage of holdings	Shares

Green Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Green Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	89.04%	1,368,818.103

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	6.50%	100,000.000

Green Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	53.33%	377,992.884

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	14.11%	100,000.000

High-Yield Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.22%	49,918,153.656

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	12.67%	32,904,804.389

NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	10.96%	28,465,987.747

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.75%	27,933,770.185

MAC & CO 179406 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	8.46%	21,966,648.798

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.25%	21,421,780.853

MAC & CO A/C 262484 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.87%	17,852,560.611

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	6.59%	17,121,642.336

High-Yield Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	36.80%	482,923.677

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	28.01%	367,622.160

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.61%	296,748.087

High-Yield Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	91.98%	1,578,997.707

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.85%	100,480.502

High-Yield Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	74.79%	22,154,681.370

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.53%	3,415,155.626

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	7.99%	2,367,362.451

High-Yield Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	31.44%	8,655,363.483

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.77%	2,964,879.057

76     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

High-Yield Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.04%	9,683,428.265

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.70%	8,999,720.242

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.27%	7,765,192.508

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.65%	7,448,214.852

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.51%	6,361,041.647

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.78%	3,447,534.979

Inflation-Linked Bond Fund—Institutional Class

MAC & CO 179405 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	32.21%	34,884,986.523

MAC & CO A/C 990858 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	19.23%	20,829,786.994

MAC & CO A/C 262483 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	17.45%	18,897,656.583

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	15.01%	16,255,742.731

Inflation-Linked Bond Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	35.54%	4,875,686.388

VANTAGEPOINT TRADITIONAL IRA C/O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	19.47%	2,670,966.104

VANTAGEPOINT ROTH IRA C/O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	5.13%	703,942.669

Inflation-Linked Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	86.41%	193,347.501

ASCENSUS TRUST COMPANY FBO NATIONAL UNIVERSITY OF HEALTH SCIEN 260259 P.O. BOX 10758 FARGO ND 58106-0758	13.36%	29,894.546

Inflation-Linked Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	91.25%	13,241,703.538

Inflation-Linked Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.31%	2,063,873.373

GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	6.83%	920,788.182

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.69%	767,429.581

TIAA-CREF Funds  ■  Statement of Additional Information     77

Fund—Class	Percentage of holdings	Shares

Inflation-Linked Bond Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.08%	21,577,648.769

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.45%	20,550,843.108

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.44%	20,521,433.552

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.54%	19,044,859.567

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.65%	14,280,330.717

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.65%	12,626,894.771

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.33%	12,090,939.298

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.96%	9,842,556.365

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.40%	8,905,811.612

Short Duration Impact Bond Fund—Institutional Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	84.40%	2,100,000.000

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.59%	263,512.650

Short Duration Impact Bond Fund—Advisor Class

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	69.95%	249,001.482

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	28.09%	100,000.000

Short Duration Impact Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Short Duration Impact Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	79.10%	378,485.857

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	20.90%	100,000.000

Short Duration Impact Bond Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	45.27%	100,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	28.91%	63,858.212

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.46%	20,888.839

R NEIL VANCE SUSAN K ZIMMERMAN JT TEN 202 LOUISE DR MORRISVILLE PA 19067-4830	8.07%	17,823.806

78     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	34.97%	16,977,321.210

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	15.81%	7,674,889.297

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.44%	7,495,064.961

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.05%	4,877,126.793

TIAA-CREF LIFESTYLE INCOME FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.30%	4,030,051.931

Short-Term Bond Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	36.66%	8,447,795.217

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.28%	5,363,882.964

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.45%	3,099,180.681

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	5.21%	1,201,653.828

Short-Term Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.80%	362,047.054

Short-Term Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	81.91%	9,840,625.746

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.03%	964,981.451

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.17%	620,940.902

Short-Term Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.71%	2,290,233.324

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.21%	760,312.614

Short-Term Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	24.09%	24,093,167.084

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	24.06%	24,058,672.171

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.78%	14,776,617.416

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.16%	14,161,733.085

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.26%	13,259,321.804

TIAA-CREF IMF LIFECYCLE FUND #2234 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.12%	6,124,348.120

Short-Term Bond Index Fund—Institutional Class

MAC & CO A/C 425755 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	67.30%	5,305,416.145

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	12.61%	993,909.599

TIAA-CREF Funds  ■  Statement of Additional Information     79

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	58.80%	31,964.038

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	22.74%	12,360.135

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	18.47%	10,039.187

Short-Term Bond Index Fund—Premier Class

INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	49.56%	33,592.579

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	36.88%	25,000.000

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	13.56%	9,188.859

Short-Term Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	99.85%	29,163,126.381

Short-Term Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	28.59%	86,593.643

ANN H CROWE TOD SUBJECT TO TOD RULES 369 MEADOW VALLEY RD LEXINGTON KY 40511-8620	5.66%	17,146.282

JOEL D KUNTZ KARAN J KUNTZ JT TEN 3910 LAKEVIEW BLVD LAKE OSWEGO OR 97035-5549	5.27%	15,971.641

PAUL TESSMER POA FBO KATHLEEN M TESSMER TTEE KATHLEEN M TESSMER FAMILY TRUST UA DTD 02/24/2003 7808 COURTYARD DR MADISON WI 53719-3517	5.21%	15,777.372

Short-Term Bond Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	26.31%	26,275,180.418

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	23.21%	23,182,591.193

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.40%	17,384,906.303

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.85%	10,839,751.886

TIAA-CREF LIFECYCLE INDEX 2010 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.17%	8,164,826.755

TIAA-CREF LIFECYCLE INDX RET INC FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.45%	6,445,112.552

Emerging Markets Debt Fund—Institutional Class

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	28.43%	1,387,885.909

MAC & CO A/C 449513 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	23.45%	1,144,738.844

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18.95%	924,929.775

PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	7.17%	349,854.475

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.46%	315,241.843

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.24%	255,546.944

80     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Emerging Markets Debt Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	32.96%	647,453.214

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30.38%	596,846.807

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	19.82%	389,379.457

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	13.59%	267,010.598

Emerging Markets Debt Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	98.43%	25,000.000

Emerging Markets Debt Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.38%	1,889,070.986

Emerging Markets Debt Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	56.26%	977,467.733

E*TRADE SAVINGS BANK FBO #75 PO BOX 6503 ENGLEWOOD CO 80155-6503	14.14%	245,601.668

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.31%	179,115.823

Emerging Markets Debt Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.98%	9,184,540.567

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.70%	8,566,963.463

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.28%	7,391,837.461

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.68%	7,103,162.368

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.51%	6,055,228.607

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.77%	3,278,305.079

International Bond Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	66.62%	50,730.160

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32.06%	24,413.028

International Bond Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	87.25%	10,274.669

NUVEEN MULTI-ASSET CONSERVATIVE INCOME PORTFOLIO 730 3RD AVE NEW YORK NY 10017-3206	12.30%	1,448.392

International Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	10,285.132

International Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.53%	586,666.855

TIAA-CREF Funds  ■  Statement of Additional Information     81

Fund—Class	Percentage of holdings	Shares

International Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	41.75%	75,197.701

ROBERT P STICCA CELESTE A STICCA JT TEN 1230 5TH ST N FARGO ND 58102-2715	7.68%	13,839.114

JOEL D KUNTZ KARAN J KUNTZ JT TEN 3910 LAKEVIEW BLVD LAKE OSWEGO OR 97035-5549	5.56%	10,013.471

International Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.02%	9,897,313.774

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.79%	9,258,393.313

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.35%	7,988,384.475

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.71%	7,654,227.138

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.58%	6,543,880.113

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.81%	3,544,497.951

Money Market Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	68.97%	600,696,282.528

MAC & CO A/C 990876 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	12.90%	112,335,530.220

MAC & CO A/C 262528 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	8.65%	75,333,689.760

Money Market Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	68.80%	655,475.880

MATRIX TRUST COMPANY CUST. FBO PARTS PER MILLION, INC. 401(K) 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	20.71%	197,278.740

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	10.50%	100,030.510

Money Market Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	66.78%	20,705,702.680

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	31.07%	9,633,582.320

Money Market Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	48.80%	116,811,542.700

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.16%	67,409,235.840

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	17.66%	42,270,858.370

82     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Real Estate Securities Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.10%	37,572,223.288

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.18%	23,292,326.336

MAC & CO 179243 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	10.24%	14,734,916.623

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.45%	13,595,548.612

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.48%	12,212,143.708

PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	5.58%	8,036,010.743

MAC & CO A/C 990855 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5.43%	7,822,244.918

Real Estate Securities Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	44.12%	2,763,551.070

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	39.38%	2,466,528.406

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11.11%	696,145.920

Real Estate Securities Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	84.31%	2,177,527.409

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.40%	165,233.488

Real Estate Securities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	78.10%	22,346,179.401

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.15%	4,049,741.741

Real Estate Securities Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28.88%	6,980,756.801

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.24%	2,233,499.690

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	8.04%	1,943,771.276

The current Trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of January 26, 2022.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Trust are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors. Nuveen Finance, LLC also holds all the shares of Nuveen Holdings 1, Inc., which holds all the shares of Nuveen Holdings, Inc., which holds all the

TIAA-CREF Funds  ■  Statement of Additional Information     83

shares of Nuveen Investments, Inc., which holds all the shares of Nuveen Securities, LLC (“Nuveen Securities”), the principal underwriter of the Trust. All of the foregoing are affiliates of the Trust and Advisors.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and Investment Management are each wholly owned subsidiaries of Nuveen. Advisors currently serves as sub-adviser to certain funds managed by Nuveen Fund Advisors. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and Investment Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Advisors manages each Fund according to an investment management agreement with the Trust (the “Management Agreement”). Under the Management Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the daily net assets for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

As described in the International Bond Fund’s Prospectus, Advisors serves as the Subsidiary’s investment adviser. Pursuant to its investment management agreement with the Subsidiary, Advisors does not receive compensation from the Subsidiary for the portfolio management, portfolio accounting, custodial, compliance, administrative and related services it provides to the Subsidiary. The direct expenses of the Subsidiary, if any, which may include portfolio accounting, custodial, compliance, administrative and related services, are borne by the International Bond Fund, subject to the Fund’s expense reimbursement arrangements. The investment management agreement between Advisors and the Subsidiary may be terminated at any time without penalty upon 60 days’ written notice by action of the Subsidiary’s directors or by Advisors, and will terminate automatically in the event of an “assignment” (as defined in the Advisers Act) thereof. The investment management agreement with the Subsidiary provides for its automatic termination upon the termination of the International Bond Fund’s Investment Management Agreement.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts, as stated in the Prospectuses through: (i) February 28, 2023 for the Equity, Emerging Markets Debt and International Bond Funds; and (ii) July 31, 2022 for all other Fixed-Income and Real Estate Securities Funds. For Class W shares, Advisors has also contractually agreed to waive and/or reimburse, for each Fund that offers Class W shares, Class W shares’ net investment management fees in their entirety. Advisors expects this fee waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. However, Advisors may receive an investment management fee from the other investment portfolios structured as “funds of funds” that invest in Class W shares of the Funds (the “Funds of Funds”) and other investors in Class W shares.

For Class W shares, Advisors, in its capacity as administrator to the Funds, has contractually agreed to reimburse, for each Fund that offers Class W shares, Class W shares’ net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. Pursuant to contractual agreements between Advisors, a Fund of Funds or other advisory client or account of Advisors or its affiliates, and the Fund offering Class W shares in which the Fund of Funds or such other advisory client or account invests, investors in Class W shares are contractually obligated to reimburse Advisors for the Class W shares’ net other expenses it assumes with respect to a Fund.

For the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019 for the following Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

84     Statement of Additional Information  ■  TIAA-CREF Funds

	Gross			Waived			Net
	Fiscal years ended October 31,			Fiscal years ended October 31,			Fiscal years ended October 31,
Fund	2021	2020	2019	2021	2020	2019	2021	2020	2019
Emerging Markets Equity Fund	$13,663,876	$14,107,926	$13,167,040	$—	$—	$—	$13,663,876	$14,107,926	$13,167,040
Emerging Markets Equity Index Fund	5,941,794	4,208,318	3,447,058	—	—	—	5,941,794	4,208,318	3,447,058
Equity Index Fund	12,996,865	9,801,917	7,919,030	—	—	—	12,996,865	9,801,917	7,919,030
Growth & Income Fund	24,778,832	24,987,087	25,598,595	—	315,705	331,852	24,778,832	24,671,382	25,266,743
International Equity Fund	27,101,974	20,593,138	20,373,551	—	—	—	27,101,974	20,593,138	20,373,551
International Equity Index Fund	6,619,595	5,307,108	4,675,591	—	—	—	6,619,595	5,307,108	4,675,591
International Opportunities Fund	12,695,530	10,421,666	9,873,255	—	—	—	12,695,530	10,421,666	9,873,255
Large-Cap Growth Fund	26,782,450	24,055,777	21,535,365	164,689	609,898	282,878	26,617,761	23,445,879	21,252,487
Large-Cap Growth Index Fund	5,302,603	3,312,467	2,679,657	—	—	—	5,302,603	3,312,467	2,679,657
Large-Cap Value Fund	22,004,755	20,534,990	23,566,680	267,549	1,285,246	2,089,841	21,737,206	19,249,744	21,476,839
Large-Cap Value Index Fund	3,335,038	2,641,607	2,569,434	—	—	—	3,335,038	2,641,607	2,569,434
Mid-Cap Growth Fund	7,907,352	5,973,654	6,407,914	—	—	—	7,907,352	5,973,654	6,407,914
Mid-Cap Value Fund	9,337,813	9,283,452	13,149,674	107,797	1,096,028	2,689,774	9,230,017	8,187,424	10,459,900
Quant International Small-Cap Equity Fund	8,249,349	6,225,492	6,027,151	291,501	958,288	927,254	7,957,848	5,267,204	5,099,897
Quant Small-Cap Equity Fund	12,042,434	9,975,766	12,388,264	74,796	1,127,431	1,858,151	11,967,639	8,848,335	10,530,113
Quant Small/Mid-Cap Equity Fund	4,953,316	2,966,517	3,043,081	—	—	—	4,953,316	2,966,517	3,043,081
Small-Cap Blend Index Fund	1,781,558	1,189,838	1,143,602	—	—	—	1,781,558	1,189,838	1,143,602
Social Choice Equity Fund	10,269,734	7,321,854	6,325,877	516,591	765,366	227,692	9,753,143	6,556,488	6,098,185
Social Choice International Equity Fund	2,346,492	1,211,493	403,005	—	—	—	2,346,492	1,211,493	403,005
Social Choice Low Carbon Equity Fund	1,886,076	786,347	428,244	—	—	—	1,886,076	786,347	428,244
S&P 500 Index Fund	3,044,219	2,349,063	1,998,249	—	—	—	3,044,219	2,349,063	1,998,249
Emerging Markets Debt Fund	3,554,277	3,025,509	2,691,623	—	—	—	3,554,277	3,025,509	2,691,623
International Bond Fund	2,510,210	2,155,054	2,108,506	—	—	—	2,510,210	2,155,054	2,108,506

For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019 for the following Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

	Gross			Waived			Net
	Fiscal years ended March 31,			Fiscal years ended March 31,			Fiscal years ended March 31,
Fund	2021	2020	2019	2021	2020	2019	2021	2020	2019
Bond Index Fund	$17,815,710	$16,154,653	$10,390,024	$—	$—	$—	$17,815,710	$16,154,653	$10,390,024
Core Bond Fund	21,066,775	19,261,749	15,341,171	—	—	—	21,066,775	19,261,749	15,341,171
Core Impact Bond Fund	19,035,121	14,290,338	8,728,293	—	—	—	19,035,121	14,290,338	8,728,293
Core Plus Bond Fund	14,718,736	13,659,540	11,805,834	—	—	—	14,718,736	13,659,540	11,805,834
5–15 Year Laddered Tax-Exempt Bond Fund	692,605	699,638	700,896	—	—	—	692,605	699,638	700,896
Green Bond Fund	168,451	121,519	38,024	—	—	—	168,451	121,519	38,024
High-Yield Fund	12,921,034	12,849,695	13,489,352	560,127	346,394	—	12,360,907	12,503,301	13,489,352
Inflation-Linked Bond Fund	8,137,523	8,204,879	7,168,550	681,524	636,712	—	7,455,999	7,568,167	7,168,550
Short Duration Impact Bond Fund	93,285	84,027	28,575	—	—	—	93,285	84,027	28,575
Short-Term Bond Fund	4,962,423	5,245,754	4,417,865	—	—	—	4,962,423	5,245,754	4,417,865
Short-Term Bond Index Fund	603,251	425,207	292,857	—	—	136,644	603,251	425,207	156,213
Money Market Fund	1,976,512	1,514,845	1,066,789	—	—	—	1,976,512	1,514,845	1,066,789
Real Estate Securities Fund	12,941,231	12,411,067	10,091,066	637,667	—	—	12,303,564	12,411,067	10,091,066

TIAA-CREF Funds  ■  Statement of Additional Information     85

Under the Administrative Services Agreement, the Funds paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the following Funds for these administrative and compliance services for the prior fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019:

	Fund administration fees			Compliance fees
Fund	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2021	October 31, 2020	October 31, 2019
Emerging Markets Equity Fund	$79,061	$72,678	$102,407	$9,940	$11,603	$12,518
Emerging Markets Equity Index Fund	104,330	85,932	114,956	13,302	13,678	14,193
Equity Index Fund	369,148	306,211	377,374	47,126	48,564	45,465
Growth & Income Fund	123,298	120,302	175,176	15,399	19,257	21,723
International Equity Fund	119,458	101,848	142,431	15,367	16,241	17,732
International Equity Index Fund	209,269	184,436	238,796	26,710	29,218	29,653
International Opportunities Fund	83,284	74,059	104,126	10,597	11,793	12,702
Large-Cap Growth Fund	128,747	117,989	159,651	16,123	18,867	19,543
Large-Cap Growth Index Fund	167,103	125,602	143,481	21,691	19,752	17,454
Large-Cap Value Fund	116,429	106,545	165,255	14,739	17,109	20,731
Large-Cap Value Index Fund	121,348	110,332	137,029	15,516	17,316	17,088
Mid-Cap Growth Fund	70,372	60,279	85,302	8,958	9,646	10,715
Mid-Cap Value Fund	72,811	69,813	108,801	9,217	11,212	14,123
Quant International Small-Cap Equity Fund	74,577	65,542	92,438	9,473	10,440	11,262
Quant Small-Cap Equity Fund	91,034	80,194	123,776	11,580	12,873	15,461
Quant Small/Mid-Cap Equity Fund	72,882	62,449	88,714	9,320	9,956	10,862
Small-Cap Blend Index Fund	76,873	60,657	85,323	9,912	9,645	10,504
Social Choice Equity Fund	118,396	96,391	129,503	15,161	15,365	15,738
Social Choice International Equity Fund	60,584	51,558	62,964	7,767	8,186	7,626
Social Choice Low Carbon Equity Fund	60,228	50,389	63,663	7,720	8,022	7,722
S&P 500 Index Fund	115,954	101,589	116,363	14,828	15,893	14,418
Emerging Markets Debt Fund	69,316	61,108	86,464	8,815	9,738	10,532
International Bond Fund	67,474	60,032	85,032	8,574	9,572	10,350

The table below reflects the amounts paid to Advisors by the following Funds for these administrative and compliance services for the prior fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019.

Fund administration fees				Compliance fees
Fund	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2021	March 31, 2020	March 31, 2019
Bond Index Fund	$270,785	$324,092	$224,510	$40,705	$28,216	$36,230
Core Bond Fund	151,106	188,773	149,897	22,680	15,794	24,709
Core Impact Bond Fund	123,294	132,085	107,459	18,280	11,415	17,032
Core Plus Bond Fund	123,898	153,618	133,338	18,580	13,097	21,621
5–15 Year Laddered Tax-Exempt Bond Fund	37,606	47,971	49,150	5,720	4,140	7,797
Green Bond Fund	54,398	71,109	35,762	8,234	5,995	4,991
High-Yield Fund	107,637	138,947	131,077	16,213	11,729	21,249
Inflation-Linked Bond Fund	102,828	133,928	116,772	15,560	11,376	18,960
Short Duration Impact Bond Fund	54,268	71,075	35,765	8,215	5,991	4,991
Short-Term Bond Fund	86,371	115,607	99,249	13,053	9,809	16,176
Short-Term Bond Index Fund	73,789	92,031	80,469	11,080	7,790	12,947
Money Market Fund	78,762	90,062	85,033	11,816	7,815	13,489
Real Estate Securities Fund	84,677	107,237	97,294	12,791	9,238	15,853

86     Statement of Additional Information  ■  TIAA-CREF Funds

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class shares of the Fund.

The fees paid under the Retirement Class Service Agreement for each of the following Funds for the prior fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019, are set forth in the table below:

	Service fees for fiscal year or period ended
Fund	October 31, 2021	October 31, 2020	October 31, 2019
Emerging Markets Equity Fund	$327,352	$305,136	$328,977
Emerging Markets Equity Index Fund	1,361,506	924,546	659,584
Equity Index Fund	1,930,275	1,559,965	1,538,678
Growth & Income Fund	1,360,058	1,165,841	1,287,586
International Equity Fund	1,177,120	1,017,991	1,179,455
International Equity Index Fund	3,498,703	2,894,797	2,559,595
International Opportunities Fund	455,360	400,394	413,474
Large-Cap Growth Fund	1,125,579	874,026	830,521
Large-Cap Growth Index Fund	2,500,242	1,946,091	1,698,133
Large-Cap Value Fund	1,271,958	1,201,139	1,603,519
Large-Cap Value Index Fund	2,800,828	2,091,410	2,078,466
Mid-Cap Growth Fund	1,200,998	873,657	895,576
Mid-Cap Value Fund	1,394,953	1,187,893	1,610,482
Quant International Small-Cap Equity Fund	11,025	8,448	8,196
Quant Small-Cap Equity Fund	1,123,328	897,915	1,186,362
Quant Small/Mid-Cap Equity Fund	157,133	40,077	28,092
Small-Cap Blend Index Fund	2,716,412	1,910,205	1,818,438
Social Choice Equity Fund	2,425,524	1,779,628	1,390,896
Social Choice International Equity Fund	723,721	276,409	53,627
Social Choice Low Carbon Equity Fund	948,653	359,131	178,970
S&P 500 Index Fund	4,813,608	3,657,944	3,130,093
Emerging Markets Debt Fund	50,773	44,519	41,212
International Bond Fund	17,480	17,619	13,560
The fees paid under the Retirement Class Service Agreement for each of the following Funds for the prior fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019 are set forth in the table below.

TIAA-CREF Funds  ■  Statement of Additional Information     87

	Service fees for fiscal year or period ended
Fund	March 31, 2021	March 31, 2020	March 31, 2019
Bond Index Fund	$1,371,694	$880,629	$524,568
Core Bond Fund	563,088	523,081	506,186
Core Impact Bond Fund	1,309,656	1,322,371	1,008,332
Core Plus Bond Fund	1,043,183	1,072,419	1,094,116
Green Bond Fund	27,037	9,380	1,175
High-Yield Fund	781,897	917,354	1,002,863
Inflation-Linked Bond Fund	465,741	521,480	587,242
Short Duration Impact Bond Fund	10,098	5,537	983
Short-Term Bond Fund	344,483	308,729	271,403
Short-Term Bond Index Fund	313,322	167,109	99,287
Money Market Fund	838,442	577,250	392,278
Real Estate Securities Fund	1,160,259	1,197,379	942,085

Underwriter and other service providers

Underwriter

Nuveen Securities, 333 West Wacker Drive, Chicago, IL 60606-1286, is the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, Nuveen Securities distributes shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. Nuveen Securities may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with Nuveen Securities, to provide distribution-related services and shareholder services to the Funds.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited: (i) the Equity, Emerging Markets Debt and International Bond Funds’ financial statements for the fiscal year ended October 31, 2021 and (ii) the Fixed-Income and Real Estate Securities Funds’ financial statements for the fiscal year ended March 31, 2021 (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end).

Personal trading policy

The Trust, Advisors and Nuveen Securities have adopted Codes of Ethics (“codes”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the Trust, Advisors and Nuveen Securities, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by the Funds, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by Compliance. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

88     Statement of Additional Information  ■  TIAA-CREF Funds

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance.

Performance relative to peers is evaluated using Morningstar percentile rankings for the 1-, 3- and 5-year ratings, when applicable. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 50% weighting for the 1-year return and a 50% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

TIAA-CREF Funds  ■  Statement of Additional Information     89

Additional information regarding portfolio managers

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies, unregistered pooled investment vehicles and other accounts), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of October 31, 2021 (except as otherwise noted).

90     Statement of Additional Information  ■  TIAA-CREF Funds

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts		Dollar range of equity securities owned in Fund*
Emerging Markets Equity Fund
Barton Grenning	1	0	4	$13	$0	$7		Over $1,000,000
Lisa Wang	0	0	4	$0	$0	$7		$100,001–500,000

Emerging Markets Equity Index Fund
Philip James (Jim) Campagna	26	0	6	$153,093	$0	$964		$100,001–500,000
Lei Liao	26	0	6	$153,093	$0	$964		$10,001–50,000
Darren Tran	12	0	6	$119,532	$0	$964		$100,001–500,000

Equity Index Fund
Philip James (Jim) Campagna	26	0	6	$122,838	$0	$964		$10,001–50,000
Lei Liao	26	0	6	$122,838	$0	$964		$10,001–50,000
Darren Tran	12	0	6	$89,277	$0	$964		$10,001–50,000

Growth & Income Fund
Susan Kempler	1	0	0	$212	$0	$0		Over $1,000,000

International Equity Fund
John Tribolet	2	0	0	$28,920	$0	$0		Over $1,000,000
Gregory Mancini	1	0	0	$142	$0	$0		$100,001–500,000

International Equity Index Fund
Philip James (Jim) Campagna	26	0	6	$139,323	$0	$964		$100,001–500,000
Lei Liao	26	0	6	$139,323	$0	$964		$10,001–50,000
Darren Tran	12	0	6	$105,762	$0	$964		$100,001–500,000

International Opportunities Fund
Jason Campbell	0	0	0	$0	$0	$0		Over $1,000,000
Dan Roberts	0	0	0	$0	$0	$0		$100,001–500,000

Large-Cap Growth Fund
Terrence Kontos	3	0	1	$42,666	$0	$3		Over $1,000,000
Karen Hiatt	2	0	0	$40,663	$0	$0		$1–10,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna	26	0	6	$145,203	$0	$964		$10,001–50,000
Lei Liao	26	0	6	$145,203	$0	$964		$10,001–50,000
Darren Tran	12	0	6	$111,642	$0	$964		$100,001–500,000

Large-Cap Value Fund
Charles Carr	1	0	1	$91	$0	$2		Over $1,000,000

Large-Cap Value Index Fund
Philip James (Jim) Campagna	26	0	6	$149,218	$0	$964		$10,001–50,000
Lei Liao	26	0	6	$149,218	$0	$964		$10,001–50,000
Darren Tran	12	0	6	$115,657	$0	$964		$100,001–500,000

Mid-Cap Growth Fund
Terrence Kontos	3	0	1	$47,864	$0	$3		Over $1,000,000
Adrian Almazan	0	0	0	$0	$0	$0		$100,001–500,000

Mid-Cap Value Fund
David Chalupnik	10	1	3,787	$152,101	$153	$14,522	†	$500,001–1,000,000
Evan Staples	2	0	7	$4,170	$0	$293		$50,001–100,000

Quant International Small-Cap Equity Fund
Max Kozlov	4	0	0	$4,606	$0	$0		$0

Quant Small-Cap Equity Fund
Pei Chen	3	0	0	$1,516	$0	$0		$500,001–1,000,000
Max Kozlov	4	0	0	$3,094	$0	$0		$100,001–500,000

Quant Small/Mid-Cap Equity Fund
Pei Chen	3	0	0	$3,434	$0	$0		$100,001–500,000
Max Kozlov	4	0	0	$5,013	$0	$0		$10,001–50,000

TIAA-CREF Funds  ■  Statement of Additional Information     91

		Number of other accounts managed			Total assets in other accounts managed (millions)
	Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund*
	Small-Cap Blend Index Fund
	Philip James (Jim) Campagna	26	0	6	$153,585	$0	$964	$10,001–50,000
	Lei Liao	26	0	6	$153,585	$0	$964	$10,001–50,000
	Darren Tran	12	0	6	$120,024	$0	$964	$100,001–500,000

	Social Choice Equity Fund
	Philip James (Jim) Campagna	26	0	6	$150,582	$0	$964	$10,001–50,000
	Lei Liao	26	0	6	$150,582	$0	$964	$10,001–50,000

	Social Choice International Equity Fund
	Philip James (Jim) Campagna	26	0	6	$157,271	$0	$964	$10,001–50,000
	Lei Liao	26	0	6	$157,271	$0	$964	$10,001–50,000

	Social Choice Low Carbon Equity Fund
	Philip James (Jim) Campagna	26	0	6	$157,180	$0	$964	$10,001–50,000
	Lei Liao	26	0	6	$157,180	$0	$964	$10,001–50,000

	S&P 500 Index Fund
	Philip James (Jim) Campagna	26	0	6	$149,688	$0	$964	$10,001–50,000
	Lei Liao	26	0	6	$149,688	$0	$964	$10,001–50,000
	Darren Tran	12	0	6	$116,126	$0	$964	$100,001–500,000

	Emerging Markets Debt Fund
	Katherine Renfrew	2	1	0	$1,002	$56	$0	$100,001–500,000
	Anupam Damani	3	2	0	$6,341	$81	$0	$100,001–500,000

	International Bond Fund
	Anupam Damani	3	2	0	$6,420	$81	$0	$100,001–500,000
	John Espinosa	0	0	0	$0	$0	$0	$100,001–500,000

*	Includes notional amounts awarded in connection with long-term compensation awards described above.
†	Includes approximately $10.8 billion in model-based assets as of 10/31/21.

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of March 31, 2021 (except as otherwise noted).

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund*
Bond Index Fund
Lijun (Kevin) Chen	5	0	0	$1,572	$0	$0	$50,001–100,000
James Tsang	1	0	0	$1,055	$0	$0	$10,001–50,000

Core Bond Fund
Joseph Higgins	4	1	0	$26,213	$120	$0	$100,001–500,000
Jason O'Brien	3	0	42	$14,548	$0	$1,800	$0
John Cerra	6	0	0	$32,743	$0	$0	$10,001–50,000

Core Impact Bond Fund
Stephen Liberatore	3	2	1	$17,867	$386	$227	$100,001–500,000
Joseph Higgins	4	1	0	$28,603	$120	$0	$0
Jessica Zarzycki	2	1	0	$84	$120	$0	$50,001–100,000

Core Plus Bond Fund
Joseph Higgins	4	1	0	$29,338	$120	$0	$0
Kevin Lorenz	6	0	0	$5,727	$0	$0	$50,001–100,000
Anupam Damani	3	1	0	$1,313	$57	$0	$50,001–100,000
John Cerra	6	0	0	$35,867	$0	$0	$100,001–500,000

5–15 Year Laddered Tax-Exempt Bond Fund
Joel Levy	0	0	0	$0	$0	$0	$0
Tim Ryan	9	0	6	$25,607	$0	$602	$0

Green Bond Fund
Stephen Liberatore	3	2	1	$24,069	$386	$227	$100,001–500,000
Jessica Zarzycki	2	1	0	$6,286	$120	$0	$10,001–50,000

92     Statement of Additional Information  ■  TIAA-CREF Funds

		Number of other accounts managed			Total assets in other accounts managed (millions)
	Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund*
	High-Yield Fund
	Kevin Lorenz	6	0	0	$7,518	$0	$0	$100,001–500,000
	Jean Lin	3	1	0	$2,296	$31	$0	$100,001–500,000

	Inflation-Linked Bond Fund
	John Cerra	6	0	0	$37,981	$0	$0	$50,001–100,000
	Nicholas Travaglino	3	0	0	$8,039	$0	$0	$50,001–100,000
	Chad Kemper	4	0	28	$18,733	$0	$414	$10,001–50,000

	Short Duration Impact Bond Fund
	Stephen Liberatore	3	2	1	$24,087	$386	$227	$100,001–500,000
	Jessica Zarzycki	2	1	0	$6,304	$120	$0	$10,001–50,000

	Short-Term Bond Fund
	John Cerra	6	0	0	$39,234	$0	$0	$500,001–1,000,000
	Richard Cheng	0	0	0	$0	$0	$0	$100,001–500,000
	Peter Agrimson	4	0	8	$1,869	$0	$285	$10,001–50,000

	Short-Term Bond Index Fund
	Lijun (Kevin) Chen	5	0	0	$19,888	$0	$0	$50,001–100,000
	James Tsang	1	0	0	$19,371	$0	$0	$10,001–50,000

	Money Market Fund
	Chad Kemper	4	0	28	$20,705	$0	$414	$0
	Andrew Hurst	2	0	0	$10,074	$0	$0	$1–10,000

	Real Estate Securities Fund
	David Copp	1	0	0	$86	$0	$0	$500,001–1,000,000
	Brendan Lee	1	0	0	$86	$0	$0	Over $1,000,000

*	Includes notional amounts awarded in connection with long-term compensation awards described above.

Potential conflicts of interest of Advisors and portfolio managers

Certain portfolio managers of the Funds also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the Funds or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the Funds or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

TIAA-CREF Funds  ■  Statement of Additional Information     93

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or an Account) could acquire debt obligations of a company while an Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as a Fund, Advisors or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors and its affiliated investment advisers may aggregate orders of the Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, Advisors or its affiliated investment advisers may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase Advisors’ or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s or Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with

94     Statement of Additional Information  ■  TIAA-CREF Funds

respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates IPOs to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

The Trust offers six classes of shares (Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA (“TIAA Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA in connection with certain employee benefit plans (the “plan(s)”), such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA as Individual Retirement Accounts (“IRAs”). Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors or its affiliates.

Advisor Class Shares. Advisor Class shares of the Funds are offered primarily through certain financial intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the financial intermediaries to purchase this class of shares, as well as through benefit plans and insurance company separate accounts. Subject to a shareholder servicing plan, the Funds may pay a financial intermediary for providing services to the Funds, including for sub-transfer agency, sub-accounting and administrative services.

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans, such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code (collectively, “benefit plans”). Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities for distributing, promoting and/or servicing Premier Class shares at an annual rate of up to 0.15% of average daily net Premier Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through benefit plans. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA that are established by individuals as IRAs pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee at an annual rate of up to 0.25% paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class

TIAA-CREF Funds  ■  Statement of Additional Information     95

investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities and Nuveen Securities, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of up to 0.25% of average daily net Retail Class assets.

Class W Shares. Class W shares are available for purchase directly from the Funds only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates. All expenses or costs of distributing or promoting Class W shares of the Funds are paid by Advisors or its affiliates.

Distribution (Rule 12b-1) plans

The Board of Trustees has adopted a distribution plan with respect to Retail Class shares and a distribution plan with respect to Premier Class shares offered by the Funds (collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Retail Class Distribution Plan (“Retail Compensation Plan”), each Fund compensates Nuveen Securities for certain services that Nuveen Securities provides in connection with the promotion, distribution and/or shareholder servicing of Retail Class shares.

Under the Premier Class Distribution Plan (the “Premier Class Distribution Plan”), each Fund compensates Nuveen Securities an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. A Fund may pay Nuveen Securities under the Premier Class Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

For the fiscal year ended October 31, 2021 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of such Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2021
Emerging Markets Equity Fund	$260	$—	$15,535	$8,379	$2,986	$27,160
Emerging Markets Equity Index Fund	543	—	32,422	17,488	6,230	56,683
Equity Index Fund	32,254	—	1,925,890	1,038,777	370,052	3,366,973
Growth & Income Fund	36,080	—	2,154,351	1,162,003	413,950	3,766,384
International Equity Fund	6,670	—	398,268	214,816	76,526	696,280
International Opportunities Fund	197	—	11,778	6,353	2,263	20,591
Large-Cap Growth Fund	32,661	—	1,950,196	1,051,887	374,722	3,409,466
Large-Cap Value Fund	3,385	—	202,124	109,021	38,837	353,367
Mid-Cap Growth Fund	6,761	—	403,699	217,745	77,570	705,775
Mid-Cap Value Fund	5,099	—	304,446	164,211	58,498	532,254
Quant International Small-Cap Equity Fund	24	—	1,429	771	278	2,498
Quant Small-Cap Equity Fund	3,170	—	189,278	102,092	36,369	330,909
Quant Small/Mid-Cap Equity Fund	301	—	17,985	9,701	3,456	31,443
Social Choice Equity Fund	14,558	—	869,253	468,854	167,023	1,519,688
Social Choice International Equity Fund	417	—	24,929	13,446	4,790	43,582
Social Choice Low Carbon Equity Fund	1,061	—	63,342	34,165	12,171	110,739
Emerging Markets Debt Fund	526	—	31,421	16,948	6,037	54,932
International Bond Fund	45	—	2,672	1,441	514	4,672

For the fiscal year ended March 31, 2021 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of such Funds in existence during the period under the Retail Compensation Plan:

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Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2021
Bond Index Fund	$1,022	$—	$56,088	$30,214	$1,305	$88,629
Core Bond Fund	3,199	—	175,463	94,520	4,081	277,263
Core Impact Bond Fund	7,770	—	426,108	229,539	9,911	673,328
Core Plus Bond Fund	8,918	—	489,030	263,434	11,374	772,756
5–15 Year Laddered Tax-Exempt Bond Fund	7,782	—	426,728	229,873	9,925	674,308
Green Bond Fund	134	—	7,352	3,960	171	11,617
High-Yield Fund	8,104	—	444,436	239,412	10,337	702,289
Inflation-Linked Bond Fund	4,343	—	238,163	128,296	5,539	376,341
Short Duration Impact Bond Fund	46	—	2,505	1,349	58	3,958
Short-Term Bond Fund	4,911	—	269,290	145,063	6,263	425,527
Short-Term Bond Index Fund	117	—	6,392	3,443	149	10,101
Money Market Fund	1,070	—	58,690	31,616	1,365	92,741
Real Estate Securities Fund	9,024	—	494,866	266,578	11,510	781,978

Payments by a Fund under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund.

Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended October 31, 2021 (except as otherwise noted) for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each such Fund in existence during the period under the Premier Class Distribution Plan:

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2021
Emerging Markets Equity Fund	$—	$—	$17,167	$—	$—	$17,167
Emerging Markets Equity Index Fund	—	—	44,292	—	—	44,292
Equity Index Fund	—	—	99,557	—	—	99,557
Growth & Income Fund	—	—	37,295	—	—	37,295
International Equity Fund	—	—	115,141	—	—	115,141
International Equity Index Fund	—	—	360,728	—	—	360,728
International Opportunities Fund	—	—	794	—	—	794
Large-Cap Growth Fund	—	—	23,409	—	—	23,409
Large-Cap Value Fund	—	—	114,509	—	—	114,509
Mid-Cap Growth Fund	—	—	74,950	—	—	74,950
Mid-Cap Value Fund	—	—	116,647	—	—	116,647
Quant International Small-Cap Equity Fund	—	—	131	—	—	131
Quant Small-Cap Equity Fund	—	—	122,853	—	—	122,853
Quant Small/Mid-Cap Equity Fund	—	—	267	—	—	267
Social Choice Equity Fund	—	—	163,535	—	—	163,535
Social Choice International Equity Fund	—	—	1,004	—	—	1,004
Social Choice Low Carbon Equity Fund	—	—	7,705	—	—	7,705
Emerging Markets Debt Fund	—	—	408	—	—	408
International Bond Fund	—	—	156	—	—	156

For the fiscal year ended March 31, 2021 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each such Fund in existence during the period under the Premier Class Distribution Plan:

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Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2021
Bond Index Fund	$—	$—	$42,119	$—	$—	$42,119
Core Bond Fund	—	—	20,279	—	—	20,279
Core Impact Bond Fund	—	—	50,708	—	—	50,708
Core Plus Bond Fund	—	—	13,670	—	—	13,670
Green Bond Fund	—	—	1,633	—	—	1,633
High-Yield Fund	—	—	31,148	—	—	31,148
Inflation-Linked Bond Fund	—	—	11,150	—	—	11,150
Short Duration Impact Bond Fund	—	—	1,538	—	—	1,538
Short-Term Bond Fund	—	—	6,800	—	—	6,800
Short-Term Bond Index Fund	—	—	1,102	—	—	1,102
Money Market Fund	—	—	144,135	—	—	144,135
Real Estate Securities Fund	—	—	66,568	—	—	66,568

Amounts paid to Nuveen Securities by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating Funds.

The Distribution Plans have been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the Trustees concluded that the Distribution Plans would benefit the Premier Class or Retail Class shareholders of each Fund, as applicable.

One of the potential benefits of the Distribution Plans is that payments to Nuveen Securities (and from Nuveen Securities to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, Nuveen Securities provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Premier Class shares or Retail Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Premier Class or Retail Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the Trustees and the Independent Trustees with respect to the applicable Fund or Class. The Premier Class and Retail Class shareholders of each Fund have exclusive voting rights with respect to issues arising out of the application of their respective Distribution Plans.

Fund payments to financial intermediaries

Financial intermediaries may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services to the Advisor Class. Such payments may be made directly or indirectly by the Funds or by Advisors and its affiliates out of Fund assets. Such payments may also be made by Advisors or its affiliates out of their own assets that are separate from those of the Funds, as described in the section below. Such shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and

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establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Payment for these services is made pursuant to a Shareholder Servicing Plan (“Servicing Plan”) that has been approved by the Board of Trustees and adopted by the Funds. The Servicing Plan outlines the types of services to be provided to the Funds by financial intermediaries and provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund for total Advisor Class expenses that exceed certain specified amounts.

Additional payments to financial intermediaries and other payments

Nuveen Securities, Advisors or their affiliates make additional payments out of their own assets to selected financial intermediaries (commonly referred to as “revenue sharing”). The services for which these payments are made include promoting the sale of Fund shares, maintaining share balances and/or sub-accounting, administration and shareholder servicing.

The amounts of these payments could be significant and may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. The financial intermediary may elevate the prominence or profile of the Funds within the financial intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. These payments are made pursuant to negotiated agreements with financial intermediaries. The categories of payments described below are not mutually exclusive, and a single financial intermediary may receive payments under all categories. Further, representatives of Nuveen Securities and its affiliates receive additional compensation related to the Funds. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates may continue to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table sections of the Funds’ Prospectuses and described above because they are not paid by the Funds. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Distribution-related payments

Nuveen Securities, Advisors or their affiliates make payments to selected financial intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the intermediary’s personnel or their customers, placing the Funds on the intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the intermediary, providing assistance in training and educating the intermediary’s personnel on the Funds, and furnishing marketing support and other services.

Nuveen Securities, Advisors or their affiliates compensate financial intermediaries differently depending upon, among other factors, the number or value of Fund shares that the intermediary sells or may sell, the value of the assets invested in the Funds by the intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing payments

Nuveen Securities, Advisors or their affiliates make payments to selected financial intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Funds or that make Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which a financial intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform the services itself or arrange with a third party to perform such services.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the financial intermediary and are generally asset-based.

Other payments to financial intermediaries

Nuveen Securities, Advisors or their affiliates, at their expense, provide other compensation to financial intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to the distribution-related and servicing payments described above. For example, Nuveen Securities, Advisors or their affiliates may: (i) compensate financial intermediaries for National Securities Clearing Corporation (NSCC) networking system services (e.g., shareholder communication, account

TIAA-CREF Funds  ■  Statement of Additional Information     99

statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

Nuveen Securities, Advisors or their affiliates pay selected financial intermediaries for enabling Nuveen Securities, Advisors or their affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the financial intermediary and the nature of the event. Nuveen Securities, Advisors or their affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

Nuveen Securities, Advisors or their affiliates occasionally sponsor due diligence meetings for financial intermediaries’ registered representatives during which the registered representatives receive updates on various Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by Nuveen Securities, Advisors or their affiliates.

Compensation to Nuveen Securities’ representatives

Representatives of Nuveen Securities and its affiliates receive additional compensation from Nuveen Securities, Advisors or their affiliates if certain targets are met for sales of one or more Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their financial intermediary for information about any payments it receives from Nuveen Securities, Advisors or their affiliates and the services it provides for those payments.

Investors may wish to take financial intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond their investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. In addition, each of the Trustees has entered into an Indemnification Agreement with the Trust, which provides indemnification protections to the maximum extent permitted under applicable state law or federal law, including the 1940 Act. Neither the Declaration of Trust nor the Indemnification Agreement authorizes the Trust to indemnify any Trustee or officer

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against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the Trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the NAV represented by the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of NAV they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the NAV per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Notice to non-U.S. individual shareholders

Shares of the Trust are only registered for public offer and sale in the United States of America. Regulations outside of the United States may restrict the sale of shares of the Trust to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, the Funds restrict the sale of shares to include only U.S. residents. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares of the Trust.

Additional Funds or classes

Pursuant to the Declaration of Trust, the Trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The Trustees have established other series of the Trust, known as the “Lifecycle Funds,” “Lifecycle Index Funds,” “Lifestyle Funds” and “Managed Allocation Fund,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

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Pricing of shares

The share price of each Fund is determined based on the Fund’s NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Fund), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant NAV per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates by more than ¼ of one percent from

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$1.00 per share. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing an NAV per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s NAV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating share price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e.,

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realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more PTPs.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:

1. 98% of its ordinary taxable income for the year;

2. 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year; and

3. any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of October 31, 2021, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Short-term	Long-term	Total
Emerging Markets Equity Index Fund	$49,339,027	$236,604,657	$285,943,684
International Equity Fund	195,815,569	—	195,815,569
International Equity Index Fund	121,507,165	330,354,270	451,861,435
Emerging Markets Debt Fund	—	1,466,285	1,466,285

As of March 31, 2021 (except as otherwise noted), the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

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Fund	Short-term	Long-term	Total
High-Yield Fund	$38,341,459	$252,302,005	$290,643,464

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the

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appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds expect to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the

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distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that is eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds (including the Money Market Fund) or Real Estate Securities Fund are expected to constitute qualified dividend income.

Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Qualified REIT dividends

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to the receipt of domestic qualified business income from REIT investments (“qualified REIT dividends”). The IRS has recently issued proposed regulations permitting regulated investment companies, such as the Funds, to pass through to their shareholders qualified REIT dividends received from REIT investments that are eligible for the 20% deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by a Fund.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term

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capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish a Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax advisor or TIAA for more information.

Treatment of 5–15 Year Laddered Tax-Exempt Bond Fund

The 5–15 Year Laddered Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term

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capital gains of the 5–15 Year Laddered Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on their federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the 5–15 Year Laddered Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the 5–15 Year Laddered Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The 5–15 Year Laddered Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the 5–15 Year Laddered Tax-Exempt Bond Fund for such Fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the 5–15 Year Laddered Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The 5–15 Year Laddered Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, Advisors considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of one or more Funds, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund(s) at the same time as for other funds that it may be managing, or that may be managed by its affiliated investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

Advisors’ fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to Advisors. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to Advisors’ fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by Advisors’ sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and Advisors’ selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates Advisors’ knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

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Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, Advisors has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (“CSA”) or similar arrangement.

With respect to the Funds, Advisors may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Funds may not be allocated in order to generate soft dollar credits, but, at times, a broker may send Advisors unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Funds that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

The Board and Advisors have agreed that, effective January 1, 2021, Advisors will compensate each Fund for all of its soft dollar costs. This may only be changed with Board approval. For certain years prior to January 1, 2021, Advisors compensated each Fund for a percentage of its soft dollar costs. Each Fund pays for a portion of the total amount of soft dollars utilized by the TIAA-CREF Fund Complex based upon a formula that takes into account its relative assets under management. Previously, the Funds were compensated by Advisors to the extent their soft dollar costs exceeded certain maximum amounts set by the Board and Advisors. Additionally, Advisors will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Funds, including soft dollars attributable to each Fund.

As part of Nuveen Equities (the integrated equity investment teams of Advisors and certain of its affiliated investment advisers, including Investment Management (the “Nuveen Equities Affiliates”)), soft dollar credits generated by Nuveen Equities Affiliates are aggregated into a single pool, and research is allocated among the respective Nuveen Equities Affiliates based on factors such as asset size of the team’s equity strategy and the Nuveen Equities Affiliate’s geographic considerations (e.g., U.S. versus non-U.S.; developed markets versus emerging markets).

Research or services obtained for one Fund may be used by Advisors in managing other Funds and the accounts of other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by Advisors’ affiliated investment advisers, including Investment Management, for the benefit of their respective clients, and vice versa.

For the Funds that utilized soft dollars during the fiscal year ended October 31, 2021, the table below shows the total amount of soft dollars paid by each Fund in dollars and in basis points for that year (excluding any amounts compensated by Advisors).

Fund	Soft dollars paid	Soft dollars as a percent of average net assets
Growth & Income Fund	$37,884	0.00%
International Equity Fund	275,823	0.00
International Opportunities Fund	46,683	0.00
Mid-Cap Growth Fund	3,174	0.00
Mid-Cap Value Fund	6,485	0.00

The table below shows the aggregate amount of brokerage commissions paid by the following actively managed equity Funds to firms that provided research services during the fiscal period ended March 31, 2021 (except as otherwise noted). Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

110     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	Soft dollars paid	Soft dollars as a percent of average net assets
Real Estate Securities Fund	$120,765	0.00%

The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019, was as follows:

Fund	October 31, 2021	October 31, 2020	October 31, 2019
Emerging Markets Equity Fund	$3,006,720	$4,672,968	$4,484,979

Emerging Markets Equity Index Fund	943,554	555,169	796,510

Equity Index Fund	290,654	475,961	312,897

Growth & Income Fund	2,869,618	3,640,092	4,156,785

International Equity Fund	2,941,363	5,941,869	6,375,119

International Equity Index Fund	631,648	588,002	766,497

International Opportunities Fund	1,077,109	1,327,826	1,041,721

Large-Cap Growth Fund	963,774	2,785,089	3,050,628

Large-Cap Growth Index Fund	101,676	88,364	66,630

Large-Cap Value Fund	474,083	1,316,264	2,332,241

Large-Cap Value Index Fund	95,261	137,737	134,306

Mid-Cap Growth Fund	380,005	566,819	1,059,621

Mid-Cap Value Fund	940,713	1,716,096	1,701,132

Quant International Small-Cap Equity Fund	1,397,995	958,830	780,990

Quant Small-Cap Equity Fund	696,401	960,074	1,041,229

Quant Small/Mid-Cap Equity Fund	144,715	122,307	101,980

Small-Cap Blend Index Fund	116,571	146,595	159,687

Social Choice Equity Fund	100,099	232,769	200,357

Social Choice International Equity Fund	111,472	92,507	56,001

Social Choice Low Carbon Equity Fund	30,290	23,225	14,875

S&P 500 Index Fund	41,457	50,356	38,659

Emerging Markets Debt Fund	897	52	—

With respect to increases in brokerage commissions in 2021 from prior years, the increases for the Emerging Markets Equity Index Fund (in 2021 from 2020), Large-Cap Growth Index Fund (in 2021 from 2019), Quant International Small-Cap Equity Fund (in 2021 from 2020 and 2019), Social Choice International Equity Fund (in 2021 from 2019) and Social Choice Low Carbon Equity Fund (in 2021 from 2019) were primarily due to a higher level of trading activity to manage higher levels of purchases and redemptions of Fund shares as well as, for the Quant International Small-Cap Equity Fund and Social Choice International Equity Fund, increased assets under management. The increase for the Quant Small/Mid-Cap Equity Fund (in 2021 from 2019) was primarily due to a higher level of trading activity related to benchmark changes as well as higher levels of purchases and redemptions of Fund shares.

With respect to decreases in brokerage commissions in 2021 from prior years, the decrease for the Emerging Markets Equity Fund (in 2021 from 2020 and 2019) was primarily due to a lower level of trading activity related to market conditions, a lower number of issuers held by the Fund and reduced assets under management. The decreases for the Equity Index Fund (in 2021 from 2020), International Equity Index Fund (in 2021 from 2019), Large-Cap Value Index Fund (in 2021 from 2020), Social Choice Equity Fund (in 2021 from 2020 and 2019) and S&P 500 Index Fund (in 2021 from 2020 and 2019) were primarily due to a lower level of trading activity related to a decrease in purchases and redemptions of Fund shares. The decreases for the International Equity Fund (in 2021 from 2020 and 2019), Large-Cap Growth Fund (in 2021 from 2020 and 2019), Large-Cap Value Fund (in 2021 from 2020 and 2019), Mid-Cap Growth Fund (in 2021 from 2019) and Mid-Cap Value Fund (in 2021 from 2020 and 2019) were primarily due to reduced portfolio turnover related to changes in the Funds’ portfolio management teams prior to the period resulting in reduced trading activity. The decrease for the Quant Small-Cap Equity Fund (in 2021 from 2020 and 2019) was primarily due to a lower level of trading activity due to market conditions and the performance of its quantitative models.

The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, was as follows:

TIAA-CREF Funds  ■  Statement of Additional Information     111

Fund	March 31, 2021	March 31, 2020	March 31, 2019
Core Bond Fund	$162	$18	$—
Core Plus Bond Fund	11,274	884	—
High-Yield Fund	55,829	6,324	8,787
Inflation-Linked Bond Fund	300	1,883	5,020
Short-Term Bond Fund	6,760	14,714	15,206
Real Estate Securities Fund	1,229,705	1,052,200	952,829

During the fiscal year ended October 31, 2021, certain of the Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of October 31, 2021, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Holdings (US$)
Emerging Markets Equity Index Fund	BANCO SANTANDER CHILE	1,664,897

Equity Index Fund	JPMORGAN CHASE & CO	377,111,289
	BANK OF AMERICA CORP	263,993,053
	WELLS FARGO & CO	158,384,965
	MORGAN STANLEY	104,685,438
	CITIGROUP INC	103,679,969
	GOLDMAN SACHS GROUP INC	101,546,041
	SCHWAB (CHARLES) CORP	92,536,895
	STATE STREET CORP	26,730,603
	FIFTH THIRD BANCORP	22,510,234
	RAYMOND JAMES FINANCIAL INC	13,031,232
	JEFFERIES FINANCIAL GROUP INC	6,906,789
	STIFEL FINANCIAL CORP	5,611,573
	LAZARD LTD-CL A	3,808,532
	PIPER SANDLER COS	2,218,045
	COWEN INC	826,362
	OPPENHEIMER HOLDINGS-CL A	417,129

Growth & Income Fund	BANK OF AMERICA CORP	107,250,285
	JPMORGAN CHASE & CO	89,850,744
	MORGAN STANLEY	82,681,371
	WELLS FARGO & CO	61,389,902
	CITIGROUP INC	33,995,114
	FIFTH THIRD BANCORP	28,593,595
	STATE STREET CORP	23,189,702
	LAZARD LTD-CL A	10,395,727

International Equity Fund	BNP PARIBAS	124,155,005
	CREDIT AGRICOLE SA	77,811,434
	SUMITOMO MITSUI FINANCIAL GR	62,085,884
	HSBC HOLDINGS PLC	43,559,696

International Equity Index Fund	HSBC HOLDINGS PLC	132,168,101
	BNP PARIBAS	80,949,110
	UBS GROUP AG-REG	71,780,586
	BANCO SANTANDER SA	70,694,794
	MACQUARIE GROUP LTD	54,422,850
	SUMITOMO MITSUI FINANCIAL GR	45,463,397
	SOCIETE GENERALE SA	29,129,056
	DEUTSCHE BANK AG-REGISTERED	28,597,007
	CREDIT SUISSE GROUP AG-REG	28,550,447
	SKANDINAVISKA ENSKILDA BAN-A	27,333,499
	CREDIT AGRICOLE SA	18,883,382
	NATWEST GROUP PLC	18,770,426
	JULIUS BAER GROUP LTD	17,349,211
	NOMURA HOLDINGS INC	15,674,151

Large-Cap Growth Index Fund	GOLDMAN SACHS GROUP INC	4,243,864
	RAYMOND JAMES FINANCIAL INC	620,920

Large-Cap Value Fund	JPMORGAN CHASE & CO	222,401,980
	BANK OF AMERICA CORP	182,588,355
	WELLS FARGO & CO	121,540,352
	GOLDMAN SACHS GROUP INC	111,388,318
	CITIGROUP INC	79,753,445

112     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	Broker	Holdings (US$)
Large-Cap Value Index Fund	JPMORGAN CHASE & CO	218,570,790
	BANK OF AMERICA CORP	153,323,392
	WELLS FARGO & CO	91,701,742
	CITIGROUP INC	60,682,436
	MORGAN STANLEY	60,565,376
	GOLDMAN SACHS GROUP INC	55,862,186
	SCHWAB (CHARLES) CORP	53,358,628
	STATE STREET CORP	15,588,639
	FIFTH THIRD BANCORP	13,017,516
	RAYMOND JAMES FINANCIAL INC	7,543,318
	JEFFERIES FINANCIAL GROUP INC	4,103,017
	STIFEL FINANCIAL CORP	3,196,078
	LAZARD LTD-CL A	2,163,447

Mid-Cap Growth Fund	JEFFERIES FINANCIAL GROUP INC	11,465,176

Mid-Cap Value Fund	FIFTH THIRD BANCORP	33,964,457

Quant Small-Cap Equity Fund	PIPER SANDLER COS	11,116,575
	COWEN INC	8,296,450
	STIFEL FINANCIAL CORP	6,222,661

Quant Small/Mid-Cap Equity Fund	JEFFERIES FINANCIAL GROUP INC	4,458,670

Small-Cap Blend Index Fund	PIPER SANDLER COS	4,346,663
	COWEN INC	1,544,176
	OPPENHEIMER HOLDINGS-CL A	785,122

Social Choice Equity Fund	MORGAN STANLEY	57,825,878
	SCHWAB (CHARLES) CORP	56,668,047
	CITIGROUP INC	36,327,397
	STATE STREET CORP	12,180,780

Social Choice International Equity Fund	BNP PARIBAS	6,909,995
	UBS GROUP AG-REG	6,608,737
	MACQUARIE GROUP LTD	4,908,148
	SOCIETE GENERALE SA	4,323,136
	SKANDINAVISKA ENSKILDA BAN-A	3,552,320
	NOMURA HOLDINGS INC	2,020,735

Social Choice Low Carbon Equity Fund	MORGAN STANLEY	8,341,728
	CITIGROUP INC	8,136,743
	SCHWAB (CHARLES) CORP	7,828,943
	STATE STREET CORP	1,892,357

S&P 500 Index Fund	JPMORGAN CHASE & CO	110,739,399
	BANK OF AMERICA CORP	77,167,041
	WELLS FARGO & CO	45,819,101
	MORGAN STANLEY	32,726,180
	CITIGROUP INC	30,528,123
	GOLDMAN SACHS GROUP INC	30,374,198
	SCHWAB (CHARLES) CORP	26,939,390
	STATE STREET CORP	7,859,757
	FIFTH THIRD BANCORP	6,684,597
	RAYMOND JAMES FINANCIAL INC	3,911,854

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Holdings (US$)
Equity Index Fund	MORGAN STANLEY	104,685,438
	JEFFERIES FINANCIAL GROUP INC	6,906,789

Growth & Income Fund	JPMORGAN CHASE & CO	89,850,744

International Equity Index Fund	UBS GROUP AG-REG	71,780,586
	NOMURA HOLDINGS INC	15,674,151

Large-Cap Value Index Fund	MORGAN STANLEY	60,565,376

Mid-Cap Growth Fund	JEFFERIES FINANCIAL GROUP INC	11,465,176

Social Choice International Equity Fund	UBS GROUP AG-REG	6,608,737
	NOMURA HOLDINGS INC	2,020,735

S&P 500 Index Fund	JPMORGAN CHASE & CO	110,739,399

TIAA-CREF Funds  ■  Statement of Additional Information     113

Directed brokerage

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the Annual Reports to shareholders for the fiscal year ended October 31, 2021 (for the Equity, Emerging Markets Debt and International Bond Funds) and March 31, 2021 (for the Fixed-Income and Real Estate Securities Funds, other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited financial statements of the Funds are incorporated herein by reference to the Trust’s Annual Reports on Form N-CSR for the fiscal year ended October 31, 2021 for the Equity, Emerging Markets Debt and International Bond Funds and the fiscal year ended March 31, 2021 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end). These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request.

114     Statement of Additional Information  ■  TIAA-CREF Funds

Appendix A
TIAA policy statement on responsible investing (7th Edition, Amended February 2021)

Preamble

I. Purpose and applicability

The purpose of the seventh edition of the TIAA Policy Statement on Responsible Investing (“Policy Statement”) is to publicly express our commitment to responsible investing (RI), highlight the benefits RI approaches bring to our clients and outline the key activities we use to put our aspiration into action. This document also serves to communicate the expectations that Teachers Insurance and Annuity Association of America (“TIAA”) and College Retirement Equities Fund (“CREF”), TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (and together with CREF, TCF and TCLF, the “TIAA-CREF Fund Complex”) have for the environmental, social and corporate governance (ESG) policies and practices of their respective investment portfolios.

Previous versions of our Policy Statement, whose first edition was published in 1993, focused on publicly traded operating companies. Due to its increasing relevance across all asset classes, including real estate, private markets, and real assets, our RI commitment and program has expanded over time. Recognizing that implementation will vary across asset classes, we strive to extend and connect our core RI principles across our portfolios.

II. Why we focus on responsible investing

Since 1970, TIAA has been a leader in what we now call responsible investing, a constantly evolving discipline that incorporates the consideration of environmental, social and governance (ESG) factors into investment research, due diligence, portfolio construction and ongoing monitoring.

Our participants and clients expect us to be good stewards of their investments as we help them achieve financial well-being at all stages of life. We seek to implement a set of principles that support well-functioning markets in order to preserve financial, social and environmental capital. We believe this philosophy and our approach contributes to long-term performance and helps reduce risk in our investments.

Specifically, we aim to promote good governance practices and monitor issues that may affect a company’s ability to create long-term, sustainable value. To ensure that investors have a broad range of information about the effects of their investments on key stakeholders, we encourage the substantive consideration of a broader stakeholder lens, including customers, employees, suppliers and the larger community.

We are proud of the leadership role we have played for decades and of our track record of achieving beneficial outcomes related to ESG practices throughout the investment value chain. We believe that by driving transparency, innovation and global adoption of RI best practices across all asset classes, we have the opportunity to provide enduring benefits for portfolio companies, investors, society, our communities and the planet. We have spearheaded efforts to systematically integrate material ESG and sustainability factors into the investment decision process and going forward we expect our conviction and approaches to responsible investing to continue to evolve and take new forms.

Responsible investing program

I. Oversight

The TIAA and TIAA-CREF Funds Boards respectively oversee the TIAA-CREF Fund Complex’s and TIAA General Account’s responsible investing programs, including management’s role in developing and implementing core programmatic activities.

The RI program is administered by the Nuveen Responsible Investing team (“RI team”). Nuveen is the investment management arm of TIAA. The RI team works collaboratively with investment management colleagues throughout Nuveen and key stakeholders within TIAA to continuously enhance and advance the investment activity of TIAA and the TIAA-CREF Fund Complex’s activities across asset classes.

The program activities and core principles of the responsible investing program may be inapplicable in some cases, depending on company type, underlying assets, and local market regulations. While specific activities and principles are most relevant to publicly traded operating companies, the spirit of the included policies can be applied to all companies in which TIAA invests throughout the world, and, to the extent practicable, also guide TIAA’s internal governance practices.

II. Program activities

As global institutional investors, we believe that responsible investing provides enduring benefits for our clients and our communities. We believe responsible business practices lower risk, improve financial performance and drive positive social and environmental outcomes.

We implement our RI commitment through activities underlying a set of core principles across Nuveen: (1) engagement, (2) ESG integration and (3) driving positive impact across our portfolios. While each of our investment affiliates takes a unique

TIAA-CREF Funds  ■  Statement of Additional Information     115

investment approach to pursuing competitive risk-adjusted returns on behalf of its clients, we believe that our core principles are increasingly relevant and applicable across all asset classes. Our principles will continue to evolve over time to ensure alignment with market trends and business needs.

III. Core principles

(1) Engagement

Engaging with management and boards of directors of public and private companies to improve their ESG performance is in our clients’ economic interest. Individually and in collaboration with other investors, we use our influence, relationships and formal channels to address issues and engage in public policy discussions that may affect the sustainability of long-term profits.

Through constructive dialogue with regulators, public policy makers and other industry bodies, we help enable responsible investment globally. Advocating for relevant, consistent and comparable ESG disclosure from companies and other investees supports informed investment decisions. By prioritizing this transparency, we strive to fill the existing information gap that can otherwise hinder rigorous investment analysis.

Our key engagement activities include:

• Proxy voting: We execute thoughtful, case-by-case voting on management and shareholder proposals for publicly traded companies.

• Dialogue: We engage in direct and constructive dialogue with CEOs, senior management, boards of directors, tenants and operators as well as other appropriate stakeholders to promote value-enhancing outcomes through encouraging relevant ESG disclosure and adoption of best practices.

• Targeted initiatives: We aim to drive measureable outcomes with company, industry, thematic and country-specific initiatives.

• Market initiatives: We collaborate with peers, interdisciplinary experts and industry stakeholders to create best practices and drive more effective outcomes.

• Policy influence: We actively help to shape legislation, public policy and global standards related to RI best practices.

We are fundamentally committed to engaging with issuers. In our experience, long-term engagement is the most effective and appropriate means of promoting responsible behavior. As a matter of general investment policy, we may consider divesting or underweighting an investment from our accounts in cases where we conclude that the financial or reputational risks from an issuer’s policies or activities are so great that continued investment is no longer prudent. In the rarest of circumstances and consistent with the policies outlined below, we may, as a last resort, consider divesting from issuers we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as an investor and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio holdings or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA an optimal strategy for changing the policies and practices of issuers we invest in, nor is it the best means to produce long-term value for our participants and shareholders.

(2) ESG Integration

Environmental, social and governance (ESG) information provides an additional lens to use when assessing company and issuer performance beyond traditional financial analysis. Continuing improvements in the quality, disclosure and accessibility of ESG information have enabled greater applications for incorporation into investment portfolios.

We believe that the consideration of relevant ESG factors in investment analysis, due diligence and portfolio construction can enhance long-term investment value and manage downside risk. Through ESG integration, we seek to expand our investment research and portfolio construction lens to include ESG risks, opportunities and megatrends that can inform investment decision-making. The ability to accurately forecast long-term industry and issuer trends also requires an understanding of relevant ESG factors and their potential impact.

Our ESG integration activities, implemented in partnership with our investment teams, focus on building out the financial relevance of material ESG themes and factors, and facilitating systematic access to and uptake of quality ESG information in the investment process. In a mutually reinforcing manner, market-related insights gained through our engagement activities provide our analysts and portfolio managers with additional information for decision making at the security, sector and portfolio management levels.

(3) Impact

We believe that all investments have impacts on society and the environment. We aim to assess these effects and, where possible, promote the positive and mitigate the negative. Across asset classes, a growing number of opportunities exist for

116     Statement of Additional Information  ■  TIAA-CREF Funds

pursuing specific, positive and measureable social and environmental results while delivering robust long-term financial returns. We are dedicated to identifying such opportunities and measuring the impact of those investments.

Environmental, social and governance issues

I. Introduction

As investors, we believe that issuers should demonstrate that they have carefully considered the strategic implications of relevant environmental, social and governance (ESG) issues on long-term performance. In our view, issuers that exercise diligence in their consideration of ESG issues are more competitive and can take better advantage of operational efficiencies, advance product innovation and reduce reputational risk. Failure to proactively address these issues can negatively affect individual businesses, investor returns and the market as a whole.

As a matter of good governance, we believe that issuers should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Therefore, we believe that issuers should apply a broader stakeholder lens when analyzing the key decisions they face in sustaining their own competitiveness, relevance, and growth potential: the environment, customers, employees and suppliers, and communities.

The sections below detail specific environmental, social and governance recommendations for publicly traded operating companies, but we encourage other issuers to assess how these topics are relevant for their specific contexts.

II. Business ethics, transparency and accountability

Corporate governance practices that promote accountability and transparency create a framework to ensure companies operate in an ethical manner. Ethical business practices can mitigate against fraud, breaches of integrity, and abuses of authority, and can reduce a company’s overall risk profile. Ethics, transparency and accountability are relevant across all geographies, industries and asset classes and enable investors, creditors and other stakeholders to effectively evaluate corporate behavior that can impact company performance.

Risk: Failure by boards and management to be accountable for their actions and transparent with their strategic decisions can negatively impact investors. As investors and other stakeholders begin demanding a deeper understanding of the factors that influence board decision making, companies must provide adequate disclosure to ensure that mechanisms are in place to promote accountability and maintain the appropriate checks and balances.

Opportunity: We believe that board quality and shareholder accountability can positively impact firm performance. Additionally, markets tend to give higher valuations to firms that are more transparent with investors. We believe that robust corporate governance practices ensure board and management accountability, sustain a culture of integrity, and safeguard our rights as investors.

Board of directors

Investors rely primarily on a corporation’s board of directors to fulfill a fiduciary duty to protect their assets and ensure they receive an appropriate return on investment. Boards are responsible for setting the ethical tone and culture for the company, assuring the corporation’s financial integrity, developing compensation and succession planning policies, and ensuring management accountability.

Board structure and operation

We believe that boards should establish a structure that credibly demonstrates effective oversight of management, while also ensuring efficient use of the board’s time and resources. Boards should explain how the selected structure aligns with the company’s strategy, and disclose and enforce a meaningful set of governance principles.

• Board Leadership. We believe that an independent board chair or the appointment of a lead independent director can provide the structural foundation for independent oversight. When the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to provide an appropriate counterbalance to the CEO/chair. We believe that companies must clearly demonstrate how their chosen board leadership structure contributes to the effective exchange of diverse views between independent and non-independent directors.

• Board Committees. Boards should establish at least three primary standing committees: an audit committee, a compensation committee and a nominating and governance committee. Each committee should be composed exclusively of independent directors to mitigate any perceived conflicts of interest. In addition to the three primary standing committees, boards should also establish additional committees as needed to fulfill their duties.

• CEO Selection, Evaluation and Succession Planning. Management is entrusted with acting in the best interests of shareholders and ensuring the company operates in an ethical manner. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and disclose the succession planning process generally.

TIAA-CREF Funds  ■  Statement of Additional Information     117

• Board Evaluation. A board should conduct an annual evaluation of its performance and that of its key committees and disclose the process in general terms. We expect the board evaluation process to be robust, identifying both quantitative and qualitative factors of board structure and dynamics, as well as individual director skills and experience and how they support the strategy of the company.

• Director Compensation. Directors should have a direct, personal and meaningful investment in the company. We believe this helps align board members’ interests with those of shareholders.

Board quality

Boards must hold themselves to ethical standards and professional behavior of the highest quality. A high-quality board effectively oversees the management of material risks to ensure long-term sustainable shareholder value creation. We view the following as key indicators of board quality:

• Independence. The board should be composed of a substantial majority of independent directors to ensure the protection of shareholders’ interests. The definition of independence should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

• Skills and Qualifications. Boards should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. Companies should provide disclosure concerning how the board’s collective expertise aligns with the company’s strategic direction and effective oversight of management. Board composition should be reviewed annually to ensure alignment with a company’s strategy.

• Board Refreshment. Boards that have not added new members for several years may become complacent and can pose risks to long-term performance and effective oversight of management. Additionally, many international governance codes view excessive director tenure as a factor that could compromise independence. Although we do not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement or tenure policy that can contribute to board stability, vitality and renewal.

• Board Diversity and Inclusion. Boards require a diverse range of skills and experiences to fulfill their strategy and oversight responsibilities. In addition to relevant skills and expertise, board nomination policies and refreshment practices should take into account the board’s composition in terms of gender, race, ethnicity and age. Boardroom culture should ensure that those diverse voices are proactively sought and valued, providing a counterbalance to potential board entrenchment and groupthink. Enrichment practices such as director training and rotating board leadership provide mechanisms that help foster inclusivity in the boardroom.

Shareholder rights

As providers of capital, shareholders are entitled to certain basic rights that should govern the conduct of every company to ensure accountability of the board and well-functioning markets. We believe that robust shareholder rights are the foundation of a company’s overall approach to corporate governance, and, in turn, shareholders have a duty to exercise their rights responsibly.

• One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

• Director Election Process. A publicly traded operating company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

• Fair and Transparent Vote Process. The board should not impose supermajority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. The board should not combine or bundle disparate issues and present them for a single vote. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. Shareholders should have the ability to confirm that their votes have been received and tabulated.

• Bylaw and Charter Amendments. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We believe that antitakeover measures should be limited by reasonable expiration periods.

• Proxy Access. Shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or, absent such law, if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

• IPO Governance. When companies access the public markets for capital, they should adopt governance provisions that protect shareholders’ rights equally. Practices that compromise accountability to shareholders include classified boards, plurality vote standards, multi-class equity structures with unequal voting rights, and supermajority vote requirements.

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Newly public companies that have these provisions should commit to review their governance practices over a reasonable period of time.

Executive compensation

Executive compensation should be used as a tool to drive and reward long-term sustainable value creation while also attracting and retaining top talent. We expect boards of directors, who are in the best position to take all of the relevant factors into consideration, to establish executive compensation programs that appropriately incentivize executive management.

Compensation philosophy

We are mindful that each company’s situation is unique, and encourage boards to craft compensation programs that are appropriately tailored to the company’s business strategy. Compensation plans should generally:

• Be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company

• Align interests of directors and executives with interests of shareholders, such as through minimum stock ownership requirements and minimum vesting requirements and holding periods for equity-based plans that are commensurate with pay level and seniority

• Objectively link to appropriate company-specific metrics that drive long-term sustainable value

• Ensure employment contracts (if in place) balance the need to attract and retain executives with the obligation to avoid exposing the company to liability and unintended costs, especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a for-cause termination

• Establish policies to recoup, or claw back, variable compensation paid to senior executives for fraudulent activities, defective financial reporting, and creating undue reputational risk

• Prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders (for equity-based plans)

• Prohibit executives from hedging or otherwise reducing their exposure to changes in the company’s stock price, and contain policies governing the pledging of company stock, including the process used by the board to oversee related risks

Pay disclosure

A company’s disclosure should clearly articulate the rationale for incentives created by the compensation program and how it aligns with long-term strategy in order to mitigate compensation-related risks. In particular, disclosure should include:

• Performance metrics, weights and targets, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value

• The rationale for peer group selection, including differences between the company peers used for strategic and business purposes versus the group used for compensation decisions

• Non-GAAP financial performance measures alongside their GAAP counterparts with an explanation of why non-GAAP measures better capture and incentivize long-term performance

• Employment contracts and tax gross-up arrangements

• Explanations of any inconsistencies in compensation decisions with these guidelines and generally accepted practices

• Rationale for any significant changes to the compensation program from year to year, including special one-off awards, changes to peer group selection, performance metrics, and award vehicles

The principles described above form a foundation that enables investors and creditors to hold companies accountable for their impact on key stakeholders, as described in the following sections: the environment, customers, employees and suppliers, and communities.

III. Environment

Environmental sustainability is a critical strategic issue for businesses across sectors. How well a company manages its impacts on the natural environment can support longer-term sustainable growth, or present unmitigated costs and risks. As investors, it is imperative that we weigh certain material risks and opportunities related to two areas: climate change and natural resource management. The extent to which these risks and opportunities are material to company performance varies by sector, industry and geography.

Climate change

Scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. We support measures that mitigate the risks associated with climate change and provide greater market certainty regarding the transition to a sustainable, low-carbon economy.

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Risks: Climate change poses long-term risks to investments that should be assessed and mitigated. Risks fall into two primary categories, as outlined within the Task Force on Climate Related Financial Disclosure (TCFD):

• Physical risk: Assets are exposed to physical risks related to specific events or longer-term shifts in climate patterns, such as changes in rainfall patterns, rising sea levels, or increased frequency of extreme weather events. While real assets such as farmland, timber, real estate, energy and infrastructure are particularly vulnerable to this type of risk, a much broader spectrum of businesses may be exposed depending on the location of their physical property. Health risks due to malnutrition, mortality, and population migration may also contribute to physical risk of climate change.

• Transition risk: Transitioning to a low-carbon economy may entail extensive policy, legal, regulatory, technology and market changes to mitigate and adapt to climate change. Depending on the nature, speed and focus of these changes, transition risks may pose varying levels of financial and reputational risk to organizations and, by definition, also to their investors. While transition risk is relevant across sectors, it is likely to be especially severe for carbon-intensive industries.

Opportunities: Companies that proactively plan for climate risks in business strategy may be better able to manage and support a transition to a low-carbon economy that may include increased energy costs, shifts in consumer demand, and greater regulatory requirements, while avoiding stakeholder concern and reputational risk. Businesses and projects may be able to capture cost savings associated with increased energy efficiency. Across sectors, these can present attractive opportunities for investors to participate in supporting this transition.

Natural resources

Rising populations and consumption levels are putting increased pressure on natural resources including fertile land, forests, clean air and water. Resource scarcity and ecosystem degradation pose several types of risks to businesses, while efficient use of natural resources may provide opportunities for cost savings and the introduction of new products or services. Sustainable stewardship of natural assets such as farmland and timberland safeguards long-term investments.

Risks: Companies that do not proactively manage risks related to water scarcity, biodiversity, land use, waste, and pollution may face financial impacts related to their licenses to operate, higher cost of raw materials or inputs, regulatory compliance costs, litigation from affected stakeholders (e.g., communities and landowners), and reputational risk. For example, companies in the agriculture, energy and mining sectors tend to have operations that are dependent on fragile land and ocean ecosystems and that can lead to harmful environmental pollution. Such companies need to be cognizant of how their operations affect and draw on natural resources to manage these risks.

Opportunities: Proactive strategies for improving natural resource efficiency can lead to cost savings for businesses and environmental benefits, which may better position companies with regulators, communities, customers and other stakeholders. A wide range of companies can benefit from technologies and solutions that minimize natural resources and toxic materials used, and the waste and pollutants generated, in production processes. Sustainable practices in the management of forestry, farmland and real estate can also enhance biodiversity while contributing to long-term investment success.

Recommended actions related to the environment

• Company management should assess material climate-related risks and resource efficiency in operations, production processes, and supply chain management, and should publicly disclose relevant data related to both. Companies that are especially exposed to physical or transition risk should disclose the results of forward-looking climate risk scenario analysis, such as a scenario in which global average temperature rise is limited to two degrees Celsius or less above pre-industrial levels. Disclosure should capture how climate change may impact the company’s long term business outlook, strategic planning and capital allocation decisions. All companies should also consider setting targets for reducing greenhouse gas (GHG) emissions and improving resource efficiency.

• Boards should guide the development of a strategic, long-term approach to addressing environmental risks and opportunities and hold management accountable for its implementation.

IV. Customers

Customers are a critical stakeholder for businesses, as they are the purchasers of the products and services that a company provides. Companies must continually innovate, ensure quality processes, and understand evolving consumer preferences to stay relevant and competitive. By providing better products and services, companies can build and maintain customer loyalty and trust while avoiding financial risks and reputational harm, which are crucial for growing the business and enhancing the consumer base. The point at which risks and opportunities related to customers become material to company performance varies by sector and industry.

Product responsibility

Companies can impact customers at multiple points along the product lifecycle, including production, quality assurance, marketing and sales, and end use.

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• Production: Products that are sourced and produced in ways that aim to minimize negative impacts on society, customers and the environment can capture emerging consumer preferences for sustainable products. Companies that actively consider more responsible sourcing methods and less resource-intensive materials may also mitigate regulatory and reputational risks.

• Product Quality and Safety:

• Quality Assurance: Ensuring high-quality and safe products that minimize harm to society and the environment can lower reputational risk and financial costs from recalls, write-offs, warranty payments, fines, or lost sales. Product quality and safety extends beyond tangible products to services such as electronic data capture, where new risks are emerging for industries that collect and store large amounts of personal customer information.

• End Use: Even high-quality and safe products can have unintended consequences if used improperly. Promoting the responsible and safe use of products and services to safeguard communities and consumers avoids potential reputational risk and loss of consumer confidence.

• Marketing and Sales: Companies that provide incomplete or misleading claims about their products and services are at greater risk of regulatory and reputational damage. Accurate and transparent disclosure can facilitate increased customer engagement opportunities.

• Access and Affordability: Companies can face reputational risks and loss of consumer goodwill if perceived as engaging in discriminatory business practices with the intent or appearance of reducing access and affordability to essential goods and services.

Risks: Companies’ failure to manage the potential hazards created by their products, services and marketing claims can create long-term financial risks. Product quality issues can negatively impact brand reputation and sales if they undermine customer trust, or they can result in unanticipated costs for companies through penalties, lawsuits or fines. Companies unprepared for new or emerging regulations related to consumer well-being (e.g., ingredients, labeling or privacy) may incur unexpected costs through required reformulations, operational investments and upgrades, or new protocols to be developed and implemented.

Opportunities: Customer trust is critical for enhancing brand and growing business. Companies that demonstrate ethical behavior and diligence with regard to product manufacturing, safety, marketing, pricing and end use can avoid reputational and liability risks while strengthening their competitive position. As customers become more aware of the social and environmental impacts of their products, companies that can quickly and efficiently respond to changing consumer preferences for sustainable goods can improve their ability to take advantage of a growing consumer market. Providing access to affordable products and services for underserved markets and vulnerable communities can also capture growing market segments for new sources of revenue and increase goodwill.

Recommended actions related to customers:

• Company management should strive to create a culture of safety and sustainability at all levels of the firm. Further, management should carefully analyze the potential material risks to their business related to customer impacts at each point of the product lifecycle described above, develop policies and procedures to manage any potential concerns, and disclose those policies and practices to shareholders. Companies should adopt policies designed to prevent predatory or discriminatory consumer practices.

• Boards should provide appropriate oversight and accountability over management to implement those policies in a manner that upholds transparency and integrity with their customers.

V. Employees and suppliers

Successful management of human capital—defined as the skills, talent and experience of individuals who carry out work—is critical to sustainable business growth. In particular, maintaining high standards of fairness, safety and inclusiveness in the workplace and supply chain can help a company protect its reputation, increase productivity, reduce liability and gain a competitive advantage.

Talent management

Talent management is critical to firms’ ability to execute effectively and compete successfully over the long term. Specific talent needs and risks vary by industry and company. Robust talent management practices typically comprise a range of human resource (HR) policies and practices, including recruiting, retaining and compensating workers; ensuring workforce well-being; developing workforce skills and training; safeguarding worker health and safety; and managing people and labor relations. Beyond HR policies, talent management encompasses broader elements related to engaging and developing employees for strategic and long-term alignment with corporate goals and culture.

Employee satisfaction, engagement, and professional development are important factors for cultivating optimal performance within a firm’s workforce and throughout its supply chain. Wages and other compensation are important contributors to

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satisfaction. In addition, investments in training, mentoring, incentives, knowledge-sharing and shared decision-making can bolster workforce quality and productivity outcomes, especially when implemented in combination. Furthermore, productivity gains have been linked to managerial approaches that foster employee engagement and motivation, such as involving frontline workers in operational decisions (e.g., problem-solving and performance enhancements) and adopting partnership-style approaches to labor relations.

Risks: Gaps in internal talent management systems or supply chain oversight can exacerbate human capital risks including safety concerns, discrimination, harassment and misconduct, which can result in litigation, fines and reputational damages. Companies that lack competitive approaches to talent management may face difficulty attracting and retaining high-quality staff. Low levels of employee engagement and negative worker sentiment can result in lowered productivity, work stoppages and failures in ethical conduct. Additionally, companies that do not monitor or audit suppliers’ talent management systems can face talent management failures, non-compliance with codes of conduct, and risks in the supply chain.

Opportunities: Proactive talent management strategies can enable companies to derive value from employees’ knowledge, innovative capacity and ability to work productively together and with technology. In addition, cost savings may result from lower employee and supplier turnover and more productive supplier relations. Positive employee perceptions also contribute to broader corporate reputation.

Health and safety

A healthy workforce is a key driver of company productivity, retention and reputation. Companies should endeavor to safeguard the health, safety and welfare of their employees and those engaged in their supply chain. This involves several aspects, including mitigation of short- and long-term occupational health and safety risks, efforts to support health and well-being, adherence to fair labor practices, enforcement of anti-harassment policies, and avoidance of forced labor and human trafficking.

Firms with complex supply chain relationships should assess and monitor labor-related health and safety risks embedded in their direct and indirect supplier relationships, in order to assure investors and stakeholders of suppliers’ compliance with code of conduct standards and respect for human rights.

Risks: Companies can face various financial, legal, regulatory, reputational and operational risks related to worker health and safety. Industries involving jobs of a physical nature that produce or manufacture goods, extractive industries, or those that involve handling of chemicals are especially exposed to health and safety risks. These companies may face financial impacts due to loss of employee productivity, production disruptions stemming from labor unrest, declining product quality, and increased spending on healthcare benefit payouts. They may also face legal liabilities, difficulty recruiting and retaining employees and suppliers, and reputational damage.

Opportunities: Companies that ensure safe working conditions and provide robust employee health and well-being programs may be better able to attract and retain talent, increase worker productivity and enhance supply chain performance.

Diversity and inclusion

The term diversity refers to the broad set of differences in skills, experiences, views and demographics associated with individuals in the workforce. Inclusion refers to actions intended to foster a work environment where differences among individuals are valued and effectively employed to achieve good business outcomes. Diversity and inclusion are fundamental elements of corporate culture that can be enhanced through talent recruitment and development programs, and policies and procedures that embed diversity and promote inclusion in corporate culture. For example, companies can demonstrate commitment to inclusive approaches through benefits and programs such as paid parental leave and flexible workplace policies.

As companies grapple with competition for talent in increasingly diverse domestic and global labor markets, effective management of diverse talent pipelines and an inclusive corporate culture have been linked to significant benefits that can drive competitive advantage. Research has shown that firms that demonstrate racial, ethnic or gender diversity in management ranks are associated with higher likelihood of financial outperformance over time. In order to reap the rewards of talent diversity, firms and boards should strive to foster a work environment that promotes personal safety, mutual respect, and substantive inclusion of diverse individuals in growth or leadership opportunities aligned with business objectives.

Additionally, firms have an opportunity to generate a range of added-value benefits by engaging diverse suppliers. As with managing diversity directly in their own workforce, companies that apply intentional objectives and track key indicators regarding supplier diversity are likely to generate greater returns on such investments.

Risks: Unconscious biases or acts of discrimination based on demographic and other personal characteristics such as race or gender can undermine the ability of diverse talent to contribute productively, and potentially lead to high turnover rates among diverse employees and suppliers. Systemic discrimination or harassment among workers can pose a threat to a firm’s reputation and increase the risk of labor disputes, litigation and regulatory enforcement actions.

Opportunities: Promoting diversity and inclusion among employees and suppliers can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Firms that foster a diverse talent pipeline at all levels of the workforce, including among executives, senior management, and recruitment pools, tend to be well positioned to generate high-performing teams and an attractive corporate culture. Teams that embody a diverse range of

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backgrounds, skills and views can also fuel innovation and more effective problem-solving. Potential benefits related to a diverse supplier base include multiple procurement channels (which increase contingencies and competition), positive community relations, and market expansion through exposure to wider and more diverse business networks.

Recommended actions related to employees and suppliers:

• Company management should develop and implement policies designed both to mitigate and adapt to challenges in regards to human capital management.

• We encourage the establishment of global labor policies based upon internationally recognized standards. Management should also establish policies or strategies to promote talent development and foster diversity and inclusion among employees and suppliers, as well as disclose relevant outcomes.

• Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns (for example, by conducting pay equity risk assessments to spot potential biases in wage rates). Companies should reference gender identity and sexual orientation in corporate nondiscrimination policies, even when not specifically required by law.

• Companies with complex supply chains—especially those operating in industries or regions with high risk for violations of decent workplace standards—should explain efforts and outcomes related to supply chain oversight, monitoring and risk mitigation.

• Boards should provide oversight of, and independent perspective on, the quality of management performance, compensation and succession planning, the overall talent pipeline and recruitment strategies, and other qualitative and quantitative performance characteristics associated with the company’s talent management strategies. Furthermore, boards should monitor risks associated with wage strategies employed at varying levels, the behaviors they aim to incentivize, and their impacts, especially those tied to workforce sustainability and long-term financial results.

• Boards and management should each foster a culture of inclusiveness and acceptance of differences at all levels of the corporation. We encourage boards to foster diversity within the talent pipeline for management succession, as well as within their own board refreshment practices.

VI. Communities

Companies are increasingly scrutinized for their potential impacts on the communities in which they operate. While governments have a duty to protect human rights, businesses are increasingly recognized as having a role in ensuring they are neither undermining those rights nor otherwise contributing to harm in communities affected by their direct and indirect operations. Beyond avoiding harm, companies may also have opportunities to advance human rights and other benefits for communities by meeting basic needs for goods, services and livelihoods, which can in turn build goodwill, improve customer loyalty and enhance market share.

Risks: Failure to mitigate or address adverse impacts caused by company operations, products and services or business relationships, including perceived or indirect violations, could lead to operational, legal, reputational and financial threats and could weaken a company’s social license to operate.

Impacts on specific human rights (such as the right to water, health, personal security, freedom of expression and indigenous rights) vary depending on context, industry or size of the company. It is important for companies to conduct ongoing due diligence, and to remediate negative impacts when they arise. Certain contexts require companies to heighten their focus and responsibility:

• Operations in certain sectors (e.g., extractives) and in communities where land or natural resource rights are obscure or obsolete may face increased threats to their license to operate, regulatory enforcement actions, or litigation by public and private entities if they fail to adequately engage with affected stakeholders.

• In contexts of conflict, there is greater risk of direct or indirect complicity in crimes against humanity or genocide, which constitute gross violations of international human rights law.

In addition to monitoring direct impacts, companies should also consider the potential indirect impacts of their business operations. For example, significant public health impacts may result from company operations (such as toxic emissions), or products (such as addictive substances or defective products), which could lead to penalties, legal liability, diminished reputation or disruptions to company operations and long-term growth.

Opportunities: Companies can have positive impacts on the communities in which they operate by contributing to the fulfillment of basic needs and rights. While activities to support communities should not replace or offset the failure to mitigate adverse impacts, they can strengthen business relationships and trust with stakeholders within a community. Examples of such activities include public advocacy of human rights and innovative product and service provision in markets that lack access to basic amenities.

Firms that consult with key community stakeholders—including civil society and local community groups—on their environmental and social risk management activities demonstrate willingness to understand and collaborate with communities

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they affect. By building trust with community stakeholders, a company can reinforce its social license to operate and create new opportunities, such as improved sourcing of talent and inputs, reputational benefits and customer loyalty.

Recommended actions related to communities:

• Company management should develop a robust and transparent human rights due diligence framework that allows for continuous assessment to prevent and mitigate negative impacts. This framework should include applicable policies (or codes of conduct) and monitoring procedures to ensure compliance by employees and business partners. The framework should be developed and refined on an ongoing basis through meaningful dialogue and consultation with business partners, external experts and affected stakeholders to ensure existing and new risks are mitigated and addressed. Companies engaging in resource use impacting indigenous communities should strive to align with internationally recognized standards for corporate human rights performance. When rights violations occur, companies should be prepared to address and remediate.

• Boards should approve and oversee companies’ human rights policies and management implementation frameworks. Management of human rights risks and opportunities should be addressed at board meetings. Boards should also account for the company’s commitment to respecting human rights and the effectiveness of its risk frameworks through its oversight and management disclosures.

Proxy voting guidelines

I. Introduction

The policy applies to TIAA’s General Account and the TIAA-CREF Fund Complex.

Our voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ environmental, social and governance (ESG) practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other stakeholders in understanding how we are likely to vote on various issues. The list is not exhaustive and does not necessarily represent how we will vote on any particular proposal. We vote proxies in accordance with what we believe is in the best interest of our participants and shareholders. In making those decisions, we take into account many factors, including input from our investment teams and third-party research. We consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes best ESG practices and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical.

Voting decisions for other clients of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC will also be undertaken using these proxy voting guidelines unless other proxy voting arrangements have been made on behalf of a client.

II. Accountability and transparency

A. Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

• Egregious compensation practices

• Lack of responsiveness to a failed vote

• Unequal treatment of shareholders

• Adoption of inappropriate antitakeover devices

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

• When board independence is not in line with local market regulations or best practices

• When a member of executive management sits on a key board committee that should be composed of only independent directors

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

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• Board Refreshment

• When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

• When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

B. Shareholder rights

Proxy access

General Policy: We will consider on a case‐by‐case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

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Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate Political Influence

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA or the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

C. Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

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• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk.

A. Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

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B. Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

C. Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

D. Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Mutual fund investing involves risk; principal loss is possible. There is no guarantee a Fund’s investment objectives will be achieved.

Before investing, carefully consider fund investment objectives, risks, charges and expenses. For this and other information that should be read carefully, please request a prospectus or summary prospectus from your financial advisor or Nuveen at 800-257-8787.

The investment advisory services, strategies and expertise of TIAA Investments, a division of Nuveen, are provided by Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC. Nuveen Securities, LLC, member FINRA and SIPC.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

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